                                                                   EXHIBIT 10.14


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                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                   dated as of
                                 April 18, 2000

                                      among

                         LIBERTY GROUP OPERATING, INC.,
                                  as Borrower,

                         LIBERTY GROUP PUBLISHING, INC.,
                            as the Parent Guarantor,

                            The LENDERS Party Hereto,



                               CITICORP USA, INC.,
                  as Administrative Agent and Swingline Lender,

                                 CITIBANK, N.A.,
                                as Issuing Bank,

                               DB ALEX. BROWN LLC
                              as Syndication Agent,

                             WELLS FARGO BANK, N.A.,
                             as Documentation Agent,

                                       and

                             BANK OF AMERICA, N.A.,
                                  as Co-Agent,

                 -----------------------------------------------



                            SALOMON SMITH BARNEY INC.
                      Arranger, Advisor and Sole Bookrunner



================================================================================

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
ARTICLE I.          Definitions.............................................................................2

   Section 1.1.     Defined Terms...........................................................................2
   Section 1.2.     Classification of Loans and Borrowings.................................................31
   Section 1.3.     Terms Generally........................................................................31
   Section 1.4.     Accounting Terms; GAAP.................................................................32
   Section 1.5.     Terms Defined in the Uniform Commercial Code...........................................32

ARTICLE II.         The Credits............................................................................33

   Section 2.1.     Commitments; Conversion and Reallocation...............................................33
   Section 2.2.     Loans and Borrowings...................................................................34
   Section 2.3.     Requests for Borrowings................................................................35
   Section 2.4.     Swingline Loans........................................................................36
   Section 2.5.     Letters of Credit......................................................................38
   Section 2.6.     Funding of Borrowings..................................................................42
   Section 2.7.     Interest Elections.....................................................................43
   Section 2.8.     Termination and Reduction of Revolving Commitments.....................................45
   Section 2.9.     Repayment of Loans:  Evidence of Debt..................................................46
   Section 2.10.    Prepayment of Loans....................................................................48
   Section 2.11.    Fees...................................................................................50
   Section 2.12.    Interest...............................................................................51
   Section 2.13.    Alternate Rate of Interest.............................................................52
   Section 2.14.    Yield Protection.......................................................................53
   Section 2.15.    Taxes..................................................................................55
   Section 2.16.    Payments; Pro Rata Treatment; Sharing of Setoffs.......................................56
   Section 2.17.    Replacement of Lender..................................................................59

ARTICLE III.        Conditions.............................................................................59

   Section 3.1.     Effective Date.........................................................................59
   Section 3.2.     Each Credit Event......................................................................62

ARTICLE IV.         Representations and Warranties.........................................................63

   Section 4.1.     Organization; Powers...................................................................64
   Section 4.2.     Authorization; Enforceability..........................................................64
   Section 4.3.     Governmental Approvals; No Conflicts...................................................64
   Section 4.4.     Financial Condition; No Material Adverse Change........................................64
   Section 4.5.     Properties.............................................................................66
   Section 4.6.     Litigation and Environmental Matters...................................................67
   Section 4.7.     Compliance with Laws and Agreements....................................................68
   Section 4.8.     Investment and Holding Company Status..................................................68
   Section 4.9.     Taxes..................................................................................68
   Section 4.10.    ERISA..................................................................................68

   Section 4.11.    Disclosure.............................................................................68
   Section 4.12.    Subsidiaries...........................................................................68
   Section 4.13.    Solvency...............................................................................69
   Section 4.14.    The Collateral.........................................................................69
   Section 4.15.    Federal Reserve Regulations............................................................70

ARTICLE V.          Affirmative Covenants..................................................................71

   Section 5.1.     Financial Statements and Other Information.............................................71
   Section 5.2.     Notices of Material Events.............................................................73
   Section 5.3.     Regarding the Collateral...............................................................73
   Section 5.4.     Existence; Conduct of Business.........................................................75
   Section 5.5.     Payment of Obligations.................................................................75
   Section 5.6.     Maintenance of Properties..............................................................75
   Section 5.7.     Insurance..............................................................................75
   Section 5.8.     Casualty and Condemnation..............................................................75
   Section 5.9.     Books and Records; Inspection and Audit Rights.........................................75
   Section 5.10.    Compliance with Laws...................................................................76
   Section 5.11.    Use of Proceeds and Letters of Credit..................................................76
   Section 5.12.    Additional Borrower Subsidiaries.......................................................76
   Section 5.13.    Further Assurances.....................................................................77
   Section 5.14.    Fiscal Year............................................................................78

ARTICLE VI.         Negative Covenants.....................................................................78

   Section 6.1.     Indebtedness...........................................................................78
   Section 6.2.     Certain Interests and Liabilities......................................................79
   Section 6.3.     Liens..................................................................................80
   Section 6.4.     Fundamental Changes....................................................................81
   Section 6.5.     Investments; Acquisitions..............................................................81
   Section 6.6.     Asset Sales............................................................................83
   Section 6.7.     Hedging Agreements.....................................................................84
   Section 6.8.     Payment Restrictions...................................................................84
   Section 6.9.     Transactions with Affiliates...........................................................86
   Section 6.10.    Restrictive Agreements.................................................................86
   Section 6.11.    Amendment of Certain Documents.........................................................87
   Section 6.12.    Capital Expenditures...................................................................87
   Section 6.13.    Maximum Senior Leverage Ratio..........................................................87
   Section 6.14.    Minimum Cash Interest Coverage Ratio...................................................87
   Section 6.15.    Maximum Opco Leverage..................................................................88
   Section 6.16.    Maximum Holdco Leverage................................................................88
   Section 6.17.    Additional Subsidiaries................................................................88
   Section 6.18.    Liberty SMC L.L.C......................................................................88

ARTICLE VII.        Events of Default......................................................................88

   Section 7.1.     Events of Default......................................................................89

ARTICLE VIII.       The Administrative Agent  and Other Agents.............................................91

   Section 8.1.     Appointment of Agents..................................................................91
   Section 8.2.     Same Rights and Powers.................................................................92
   Section 8.3.     No Duties or Obligations; Not Liable...................................................92
   Section 8.4.     Entitled to Rely.......................................................................92
   Section 8.5.     Sub-Agents; Related Parties............................................................93
   Section 8.6.     Resignation of Administrative Agent....................................................93
   Section 8.7.     Concerning the Collateral..............................................................93
   Section 8.8.     No Reliance............................................................................95

ARTICLE IX.         Miscellaneous..........................................................................95

   Section 9.1.     Notices................................................................................95
   Section 9.2.     Waivers; Amendments....................................................................96
   Section 9.3.     Expenses; Indemnity; Damage Waiver.....................................................97
   Section 9.4.     Successors and Assigns.................................................................99
   Section 9.5.     Survival..............................................................................101
   Section 9.6.     Counterparts; Integration; Effectiveness..............................................102
   Section 9.7.     Severability..........................................................................103
   Section 9.8.     Right of Setoff.......................................................................103
   Section 9.9.     Governing Law; Jurisdiction; Service of Process.......................................103
   Section 9.10.    WAIVER OF JURY TRIAL..................................................................104
   Section 9.11.    Headings..............................................................................104
   Section 9.12.    Confidentiality.......................................................................104
   Section 9.13.    Interest Rate Limitation..............................................................105

                                    EXHIBITS

Exhibit A                  Form of Assignment and Acceptance
Exhibit B                  Form of Compliance Certificate
Exhibit C                  Form of Perfection Certificate
Exhibit D                  Form of Perfection Notice
Exhibit E                  Form of Pricing Certificate
Exhibit F                  Form of Subsidiary Note
Exhibit G                  Form of Closing Certificate
Exhibit H                  Form of Opinion of Counsel for the Loan Parties
Exhibit I                  Form of Omnibus Consent
Exhibit J                  Certificate of Amendment to Amended and Restated
                           Certificate of Incorporation of Holdings


                                    SCHEDULES

Schedule 1.1-A             Restatement Effective Date Capitalization Table
Schedule 1.1-B             Specified Chicago Assets
Schedule 2.1               Lenders, Revolving Commitments and Term B Commitments
Schedule 4.5(a)            Personal Property Title Defects
Schedule 4.5(b)            Intellectual Property
Schedule 4.5(c)            Real Property (owned or leased)
Schedule 4.12              Subsidiaries
Schedule 4.14(b)           Pledged Collateral
Schedule 4.14(c)           Jurisdictions in which Financing Statements Filed
Schedule 4.14(d)           Trademarks and Copyrights

                      AMENDED AND RESTATED CREDIT AGREEMENT

                  AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 18, 2000, among LIBERTY GROUP OPERATING, INC., a Delaware corporation (the "Borrower"), LIBERTY GROUP PUBLISHING, INC., a Delaware corporation ("Holdings"), the LENDERS party hereto, CITICORP USA, INC., as Administrative Agent and Swingline Lender, CITIBANK, N.A., as Issuing Bank, DB BANC ALEX. BROWN LLC, as Syndication Agent, WELLS FARGO BANK, N.A., as Documentation Agent, and BANK OF AMERICA, N.A., as Co-Agent.

                                    RECITALS

                  (1) The Borrower, Holdings, the Issuing Bank, the Syndication Agent, the Documentation Agent, certain Lenders and the Administrative Agent have heretofore entered into the Credit Agreement dated as of January 27, 1998, as amended or otherwise modified to date (such Credit Agreement as so amended or otherwise modified being the "Original Credit Agreement"), under which the Lenders have made Revolving Loans (as defined in the Original Credit Agreement, hereinafter the "Original Revolving Loans").

                  (2) The Obligations (as defined in the Original Credit Agreement, hereinafter the "Original Obligations") of the Borrower and the other Loan Parties under the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement, hereinafter the "Original Loan Documents") are secured by Collateral (as defined in the Original Credit Agreement, hereinafter the "Original Collateral") and are guaranteed or supported or otherwise benefited by the Original Loan Documents.

                  (3) The parties hereto wish to amend and restate the Original Credit Agreement to provide for (a) the Revolving Lenders (as hereinafter defined) to make Revolving Loans (as hereinafter defined) to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding $175,000,000, (b) the Issuing Bank to issue Letters of Credit (as hereinafter defined) in an aggregate face amount of up to $10,000,000 at any one time outstanding, (c) the Swingline Lender to make Swingline Loans to the Borrower in an amount up to $10,000,000 at any one time outstanding, and (d) the Term B Lenders (as hereinafter defined) to make Term B Loans (as hereinafter defined) to the Borrower on the Restatement Effective Date in an aggregate principal amount of $100,000,000, in each case on and subject to the terms and conditions hereof.

                  (4) The parties hereto intend that (a) the Original Obligations shall continue to exist under this Agreement, (b) the Original Revolving Loans outstanding as of the Restatement Effective Date (as hereinafter defined) shall be Loans under and as defined in this Agreement and any Letters of Credit outstanding under the Original Credit Agreement on the Restatement Effective Date shall be Letters of Credit under and as defined in this Agreement and (c) the Original Collateral and the Original Loan Documents shall continue to secure, guarantee, support and otherwise benefit the Original Obligations as well as the other Obligations of the Borrower under this Agreement and the other Loan Documents hereunder.

                  The Lenders, the Issuing Bank and the Swingline Lender are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein.

                  ACCORDINGLY, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                  SECTION 1.1. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "ACQUIRED INDEBTEDNESS" means Indebtedness of any Person that becomes a Borrower Subsidiary after the Original Effective Date, if such Indebtedness was outstanding prior to the time such Person became a Borrower Subsidiary and was not created in contemplation of or in connection with such Person becoming a Borrower Subsidiary.

                  "ACQUISITION CONSIDERATION" means the purchase consideration for any Permitted Acquisition and all other payments made and liabilities incurred by any member of the Holdings Group in exchange for, or as part of, or in connection with any Permitted Acquisition, whether paid in cash or by exchange of assets or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments and liabilities representing the purchase price and any assumptions of liabilities, "earn-outs' and other Profit Payment Agreements, consulting agreements, services agreements and non-competition agreements and other liabilities of every type and description.

                  "ADJUSTED LIBO RATE" means, with respect to any Eurodollar Borrowing for any day in any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the then Eurodollar Reserve Rate.

                  "ADJUSTED PRO FORMA EBITDA" means, for any period, Pro Forma EBITDA for such period plus Approved Cost Adjustments for such period.

                  "ADMINISTRATIVE AGENT" means Citicorp USA, in its capacity as administrative agent for the Lenders hereunder.

                  "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "AGENTS" has the meaning assigned to such term in Section 8.1.

                  "ALTERNATE BASE RATE" means, for any day in any period, a fluctuating interest rate per annum equal at all times for each day during such period to the highest of (a) the rate of interest announced publicly by Citibank in New York City from time to time as Citibank's base rate as in effect for such day; or (b) the sum (adjusted to the nearest 0.25% or, if there is no nearest 0.25%, to the next higher 0.25%) of (i) 0.50% per annum plus (ii) the rate per annum obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to, and published by, the Federal Reserve Bank of New York, or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by
(B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities which consist of or which include (among other liabilities) three-month Dollar nonpersonal time deposits in the United States each in the amount of at least $100,000 plus (iii) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits of Citibank in the United States; or (c) 0.50% per annum above the Federal Funds Rate for such day.

                  "APPLICABLE ABR MARGIN" and "APPLICABLE EURODOLLAR MARGIN" mean, with respect to any Class of Loan and any ABR Loan or any Eurodollar Loan, respectively, for any day in any Pricing Period, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread," respectively, for such Class of Loan based upon the Cash Pay Debt Leverage Ratio as of the most recent Pricing Determination Date, except that at all times during the six-month period immediately following the Restatement

Effective Date the Applicable ABR Margin or Applicable Eurodollar Margin shall be equal to the applicable rate per annum set forth below in Category 2:

      CASH PAY DEBT LEVERAGE RATIO:          ABR SPREAD       ABR SPREAD       EURODOLLAR       EURODOLLAR
                                            FOR REVOLVING        FOR             SPREAD           SPREAD
                                            LOANS (P.A.)        TERM B       FOR REVOLVING          FOR
                                                                LOANS            LOANS         TERM B LOANS
                                                                (P.A.)           (P.A.)           (P.A.)
-----------------------------------------------------------------------------------------------------------
               CATEGORY 1
        Greater than 6.25 to 1.00               2.00%           2.50%            3.25%             3.75%
-----------------------------------------------------------------------------------------------------------
               CATEGORY 2
 Greater than 5.50 to 1.00 but less than
        or equal to 6.25 to 1.00                1.75%           2.25%            3.00%             3.50%
-----------------------------------------------------------------------------------------------------------
               CATEGORY 3
 Greater than 4.50 to 1.00 but less than
        or equal to 5.50 to 1.00               1.625%           2.25%            2.875%            3.50%
-----------------------------------------------------------------------------------------------------------
               CATEGORY 4
   Less than or equal to 4.50 to 1.00           1.50%           2.25%            2.75%             3.50%
===========================================================================================================

                  For these purposes, (a) the Cash Pay Debt Leverage Ratio shall be determined as of the last day of each fiscal quarter (a "Pricing Determination Date") in each fiscal year of the Borrower and shall be certified in a Pricing Certificate delivered to the Administrative Agent within 45 days after such Pricing Determination Date, (b) the Applicable ABR Margin or Applicable Eurodollar Margin determined on the basis of the Cash Pay Debt Leverage Ratio certified as of any Pricing Determination Date in any Pricing Certificate shall be effective for a period (a "Pricing Period") that commences on the 46th day after such Pricing Determination Date and ends on the 45th day after the next following Pricing Determination Date, and (c) if and whenever the Borrower fails to deliver a Pricing Certificate for any Pricing Period prior to the commencement of such Pricing Period, then for each day of such Pricing Period until the first Business Day following the Business Day on which such Pricing Certificate is delivered to the Administrative Agent, the Applicable ABR Margin and Applicable Eurodollar Margin for each Class of Loan shall be the rate per annum set forth above in Category 1.

                  "APPLICABLE REVOLVING PERCENTAGE" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Revolving Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

                  "APPLICABLE TERM B PERCENTAGE" means, with respect to any Term B Lender at any time, the percentage of the aggregate principal amount of the Term B Loans then outstanding represented by the principal amount of such Lender's Term B Loans then outstanding.

                  "APPROPRIATE LENDER" means, at any time, (a) with respect to the Term B Facility, a Term B Lender, (b) with respect to the Revolving Facility, a Revolving Lender, (c) with respect to the Letter of Credit Subfacility, (i) the Issuing Bank and (ii) any other Revolving Lender that has paid on any LC Disbursement outstanding at such time pursuant to Section 2.5, and (d) with respect to the Swingline Facility, (i) the Swingline Lender and
(ii) any other Revolving Lender that has funded its participation in any Swingline Loans outstanding at such time pursuant to Section 2.4.

                  "APPROVED COST ADJUSTMENTS" means, for any period, charges against the income of any business or Person acquired in a Permitted Acquisition for the portion of such period prior to the consummation of such Permitted Acquisition, to the extent such charges are taken into account in the computation of Pro Forma EBITDA pursuant to the provisions of clause (b) in the definition of "Pro Forma EBITDA," but only if and to the extent such charges either (a) would be adjusted pursuant to Article 11 of Regulation S-X of the Securities and Exchange Commission subject to agreed upon procedures to be performed by the Borrower's independent accountants, if within 60 days after the consummation of such Permitted Acquisition the Borrower delivers to the Administrative Agent and the Lenders a certificate signed by a Financial Officer of the Borrower describing such adjustments in reasonable detail and stating that such procedures have been performed by such Financial Officer and that such adjustments are permitted under Article 11 of Regulation S-X, or (b) reflect cost savings attributable to termination of non-recurring costs (such as costs of employee compensation or raw materials) by the Borrower or any Borrower Subsidiary after the consummation of such Permitted Acquisition, if (i) within 60 days after the consummation of such Permitted Acquisition the Borrower delivers to the Administrative Agent and the Lenders a certificate signed by a Financial Officer of the Borrower describing such non-recurring costs in reasonable detail and stating when such costs were, or are to be, terminated, and (ii) the Borrower does not receive written notice given by the Administrative Agent or the Required Lenders at any time during the period of five Business Days after their receipt of the certificate referred to in clause
(i) of this clause (b), to the effect that the Administrative Agent or the Required Lenders have determined, in their sole and individual discretion, that such cost savings have not been satisfactorily demonstrated and shall not constitute Approved Cost Adjustments.

                  "ARRANGER" means SSBI.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.4), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "ATTRIBUTABLE REVENUES" means, for any period and as to any assets or Borrower Subsidiary, that portion of the revenues of Holdings and its consolidated Subsidiaries that was earned by or derived from the business in which such assets were used or generated or the business conducted by such Borrower Subsidiary.

                  "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "BORROWER" means Liberty Group Operating, Inc., a Delaware corporation.

                  "BORROWER PLEDGE AND SECURITY AGREEMENT" means the Pledge and Security Agreement dated as of January 27, 1998, entered into by the Borrower and the Administrative Agent for the benefit of the holders of Obligations, as reaffirmed by the Omnibus Consent and as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "BORROWER SUBSIDIARY" means any subsidiary of the Borrower.

                  "BORROWING" means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.

                  "BORROWING REQUEST" means a request by the Borrower for a Borrowing in accordance with Section 2.3.

                  "BUSINESS DAY" means any day that is not (a) a Saturday, Sunday, (b) any other day on which commercial banks in New York City are authorized or required by law to remain closed (c) or, when used in connection with a Eurodollar Loan, a day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "CAPITAL EXPENDITURES" means, for any period, any and all expenditures made by any member of the Holdings Group in such period for assets added to or reflected in its property, plant and equipment accounts or other similar capital asset accounts on a balance sheet statement prepared in accordance with GAAP, whether such asset is purchased for cash or financed as an account payable or by the incurrence of Indebtedness or otherwise, except (a) any such expenditure made with (or in the amount of) the proceeds of insurance, condemnation awards (or payment in lieu thereof) or indemnity payments received from third parties for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received, so long as such expenditures are made within 18 months of the occurrence of the damage to or loss of the assets being repaired or replaced, (b) any such expenditure made with (or in the amount of) the proceeds of disposition of real property, printing presses or other assets (other than the Specified Chicago Assets) otherwise permitted hereunder (but in each case only if such disposition results in receipt by the Borrower or a Wholly-Owned Subsidiary of Borrower of gross cash proceeds of at least $250,000) so long as such expenditures are made within 18 months of such disposition and except that, for purposes of determining compliance with Section 6.12 hereof, the amount of any Specified Chicago Capital Expenditures shall be excluded and (c) expenditures constituting payment of Acquisition Consideration.

                  "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "CASH INTEREST COVERAGE RATIO" means, as of any day, the ratio of (i) Consolidated EBITDA for the 12-month period then ended (taken as a single period) to (ii) Consolidated Cash Interest Expense for such period.

                  "CASH PAY DEBT LEVERAGE RATIO" means, as of any day, the ratio of: (a) without duplication, all Cash Pay Indebtedness of Holdings, the Borrower and the Borrower Subsidiaries (except Indebtedness of the Borrower to a Wholly-Owned Borrower Subsidiary, of a Wholly-Owned Borrower Subsidiary to the Borrower or of Holdings to the Borrower) to (b) Pro Forma EBITDA for the 12-month period then ended (taken as a single accounting period).

                  "CASH PAY INDEBTEDNESS" of any Person as of any date of determination, means all Indebtedness of such Person that requires current interest thereon to be paid in cash or with respect to which interest is accruing that is payable in cash.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section9601 et seq.

                  "CHANGE IN CONTROL" means, at any time, (a) the failure of GEI II and GEI III to own in the aggregate, directly or indirectly, beneficially or of record, shares representing in excess of 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Holdings; (b) the failure of LG&P (or any Affiliate thereof) to act as the sole general partner of each of GEI II and GEI III; (c) a majority of the directors of Holdings are Persons who were neither nominated by the board of directors of Holdings nor appointed by directors so nominated; (d) a majority of the directors of the Borrower are Persons who were neither nominated by the board of directors of Borrower or Holdings nor appointed by directors so nominated; (e) the acquisition of direct or indirect Control of Holdings or the Borrower by any Person or group other than LG&P (or a limited partnership fund for which LG&P or any Affiliate thereof acts as the sole general partner); (f) the failure of Holdings to own directly or indirectly 100% of the outstanding Equity Interests in the Borrower, free and clear of all Liens (other than Liens under the Loan Documents); or (g) the occurrence of any event that constitutes a "Change of Control," as such term is defined in the Senior Subordinated Note Indenture or the Discount Debenture Indenture.

                  "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "CITIBANK" means Citibank, N.A., a national banking association.

                  "CITICORP USA" means Citicorp USA, Inc., a Delaware corporation.

                  "CLASS," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Term B Loans.

                  "CO-AGENT" means Bank of America, N.A., in its capacity as co-agent for the Lenders hereunder.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL" means any and all property upon which any Lien in favor of the Administrative Agent is purported to be granted pursuant to any Security Document.

                  "COMPLIANCE CERTIFICATE" means a certificate in substantially the form of Exhibit B or any other form approved by the Administrative Agent, signed by a Financial Officer of the Borrower.

                  "CONSOLIDATED EBITDA" means, for any period, (a) Consolidated Net Income for such period plus, (b) without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) charges for income tax expense for such period, and (iii) charges for depreciation and amortization for such period minus (c) without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, all extraordinary and nonrecurring gains and all non-cash gains during such period, all as determined on a consolidated basis with respect to the Borrower and the Borrower Subsidiaries in accordance with GAAP and plus (d) without duplication and to the extent charged against revenues in determining Consolidated Net Income for such period, all extraordinary and nonrecurring losses and all non-cash losses during such period, all as determined on a consolidated basis with respect to the Borrower and the Borrower Subsidiaries in accordance with GAAP.

                  "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period,
(a) Consolidated Interest Expense for such period, plus (b) all interest expense of Holdings and all other charges that would be added to Consolidated Interest Expense if Consolidated Interest Expense were determined on a consolidated basis for Holdings and its Subsidiaries (rather than the Borrower and the Borrower Subsidiaries), minus (c) to the extent taken into account in determining such Consolidated Interest Expense, all charges in such period for accretion or amortization of (i) original issue discount for the Discount Debentures, (ii) capitalized closing fees and costs of the Financing Transactions, or (iii) capitalized closing fees and costs of the issuance and sale of Senior Subordinated Notes and the Discount Debentures.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, all interest expense, whether currently incurred or previously incurred and capitalized (including amortization of debt issuance costs, original issue discount, interest paid in kind and the interest component in respect of Capital Lease Obligations), accrued or paid by the Borrower and the Borrower Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP and in any event including (i) interest, commitment fees, letter of credit fees, agent fees, closing fees and all other costs and expenses under or in respect of this Agreement, (ii) interest, accretion or amortization of original issue discount, underwriting discounts, closing fees and costs and registration rights costs and liquidated damages in respect of the Senior Subordinated Notes and all other Indebtedness of the Borrower or any Borrower Subsidiary, (iii) to the extent payable in cash, all interest accruing on the Discount Debentures, and (iv) costs of interest rate Hedging Agreements.

                  "CONSOLIDATED NET INCOME" means, for any period, net income or loss of the Borrower and the Borrower Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding (a) the income (if positive) of any Partially-Owned Subsidiary or any other Person in which any Person other than a Loan Party has any interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or a Wholly-Owned Borrower Subsidiary by such Person during such period, and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with any member of the Holdings Group or the date that Person's assets are acquired by any member of the Holdings Group.

                  "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

                  "COPYRIGHT SECURITY AGREEMENT" means the Copyright Security Agreement dated as of January 27, 1998, as reaffirmed by the Omnibus Consent and as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "CURRENT ASSETS" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

                  "CURRENT LIABILITIES" of any Person means (a) all Indebtedness of such Person that by its terms is payable on demand or matures within one year after the date of determination (excluding any Indebtedness renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date) and (b) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

                  "DEBT ISSUANCE DOCUMENTS" means the Purchase Agreements dated as of January 15, 1998 and the Registration Rights Agreements dated as of January 27, 1998 in the form delivered to the Lenders under the Original Credit Agreement prior to the Original Effective Date, as so delivered and amended from time to time thereafter in compliance with Section 6.11.

                  "DEFAULT" means any event or condition that constitutes an Event of Default or that upon notice or lapse of time (or both) would become an Event of Default.

                  "DEFERRED ACQUISITION CONSIDERATION" means, as to any Permitted Acquisition effective at the consummation thereof, all Acquisition Consideration for such Permitted Acquisition except Acquisition Consideration that was paid in cash or by transfer of assets at or prior to the consummation of such Permitted Acquisition.

                  "DISCLOSED MATTERS" means any matter described in this Agreement or any Schedule attached hereto.

                  "DISCOUNT DEBENTURE INDENTURE" means the Indenture dated as of January 27, 1998, between Holdings and State Street Bank and Trust Company, as Trustee, as in effect on the Original Effective Date and amended from time to time thereafter in compliance with Section 6.11 of this Agreement or Section
6.11 of the Original Credit Agreement.

                  "DISCOUNT DEBENTURES" means any and all securities issued and outstanding under the Discount Debenture Indenture.

                  "DISQUALIFIED STOCK" means, as to any Person, all outstanding Equity Interests issued by such Person or by any Affiliate of such Person:

                  (a) that such Person is, or upon the lapse of any period of time or occurrence of any event (including consent thereto by any creditor of such Person) might become, obligated to redeem, purchase or exchange for cash or Indebtedness or any other form of consideration except (i) an undertaking to exchange such Equity Interests solely for Equity Interests that are issued by Holdings and do not constitute Disqualified Stock, (ii) an undertaking by Holdings to redeem preferred Equity Interests issued by it on any date occurring after the ninth anniversary of the Original Effective Date, if such redemption is permitted at the time under any and all indentures and agreements governing Indebtedness of Holdings or the Borrower then outstanding and if such redemption obligation is subordinated to such Indebtedness on the terms set forth in the Holdings Certificate of Designations as in effect on the Original Effective Date, and (iii) an undertaking by Holdings to purchase preferred Equity Interests issued by it upon the occurrence of a "Change of Control," as such term is defined in the Holdings Certificate of Designations, if such undertaking can become enforceable only if permitted under this Agreement and any and all indentures and agreements governing Indebtedness of Holdings and, if it becomes enforceable, is subordinated to all Indebtedness of Holdings or the Borrower then outstanding on the terms set forth in the Holdings Certificate of Designations as in effect on the Original Effective Date, or

                  (b) in respect of which such Person is, or upon the lapse of any period of time or occurrence of any event (including consent thereto by any creditor of such Person) might become, obligated to pay dividends or make distributions except dividends and distributions that are to be paid or made solely by issuance of Equity Interests that are issued by Holdings and do not constitute Disqualified Stock.

                  "DOCUMENTATION AGENT" means Wells Fargo Bank, N.A., in its capacity as documentation agent for the Lenders.

                  "DOLLARS" or "$" refers to lawful money of the United States of America.

                  "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters.

                  "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any member of the Holdings Group directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "EQUITY DOCUMENTS" means (i) the Amended and Restated Certificate of Incorporation of Holdings, a copy of which is attached as Exhibit E-1 to the Original Credit Agreement, as amended by Certificates of Amendment to Amended and Restated Certificate of Incorporation of Holdings, filed with the Secretary of State of the State of Delaware on March 27, 2000 and April 18, 2000 a, a copy of which is attached as Exhibit J hereto, (ii) the Certificate of Incorporation of the Borrower, a copy of which is attached as Exhibit E-2 to the Original Credit Agreement, (iii) the By-laws of Holdings, a copy of which is attached as Exhibit E-3 to the Original Credit Agreement, (iv) the By-Laws of the Borrower, a copy of which is attached as Exhibit E-4 to the Original Credit Agreement, (v) the Holdings Certificate of Designations, a copy of which is attached as Exhibit E-5 to the Original Credit Agreement, and (vi) the resolutions of the board of directors of each Loan Party authorizing the Financing Transactions adopted on or prior to the Original Effective Date, in each case as in effect on the Original Effective Date and amended from time to time thereafter in compliance with Section 6.11 of this Agreement or Section 6.11 of the Original Credit Agreement and (vii) the Stock Purchase Agreement, dated as of April 18, 2000, between Holdings and GEI III, as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                   "EQUITY INTERESTS" means, with respect to any Person, any capital stock of such Person or membership interests, partnership interests (whether general or limited) or other equity interests in such Person, regardless of type, class, preference or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto, in each case whether outstanding on the Original Effective Date or issued or granted at any time thereafter.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Borrower, is (or at any relevant time was) treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA EVENT" means (a) any "reportable event," as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan, other than an event for which the 30-day notice period is waived (except that a reportable event arising from the disqualification of a Plan or the distress termination of a Plan under Section 4041(c) of ERISA shall be an ERISA Event without regard to any waiver of notice provided by the PBGC by regulation or otherwise); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the receipt by any Loan Party or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention by the PBGC to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (e) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; if such liability is in a material amount or has, or would reasonably be expected to have, a Material Adverse Effect; (f) the cessation of operations at a facility of any Loan Party or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (g) fulfillment with respect to any Plan of the conditions for imposition of a Lien under Section 302(f) of ERISA; (h) adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (i) the receipt by any Loan Party or any of its ERISA Affiliates of any notice that a Multiemployer Plan with respect to which any Loan Party or its ERISA Affiliate has a contribution obligation is, or is expected to be, terminated, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "EURODOLLAR," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "EURODOLLAR RESERVE RATE" means, at any time, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate (expressed as a decimal) of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) established by the Board and then in effect as to Citibank or any Lender or any other bank that is a member bank of the Federal Reserve System for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. For purposes solely of the compensation required by Section 2.14(e), Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation and without regard to whether any Lender actually obtains or maintains eurocurrency funding for its Eurodollar Loans. The Eurodollar Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "EVENT OF DEFAULT" has the meaning assigned to such term in
Section 7.1.

                  "EXCESS CASH FLOW" means, for any period, the sum of (i) Consolidated Net Income for such period plus (ii) the aggregate amount of all non-cash charges deducted in arriving at such Consolidated Net Income plus (iii) if there was a net increase in consolidated Current Liabilities of the Borrower and the Borrower Subsidiaries during such period, the amount of such net increase plus (iv) if there was a net decrease in consolidated Current Assets (excluding cash and Permitted Cash Investments) of the Borrower and the Borrower Subsidiaries during such period, the amount of such net decrease plus (v) an amount equal to the aggregate net loss on the disposition of assets by the Borrower and the Borrower Subsidiaries during such period to the extent included at arriving at Consolidated Net Income plus (vi) an amount equal to the cash proceeds received by Holdings, the Borrower and the Borrower Subsidiaries during such period from the sale of stock of Holdings, the Borrower or any Borrower Subsidiary to employees of Holdings, the Borrower and the Borrower Subsidiaries plus (vii) if there was a net decrease in the current portion of long term Indebtedness of the Borrower and the Borrower Subsidiaries, the amount of such net decrease, less (viii) the aggregate amount of all non-cash credits and other non-cash gains included in arriving at such Consolidated Net Income (or loss) less (ix) if there was a net decrease in consolidated Current Liabilities of the Borrower and the Borrower Subsidiaries during such period, the amount of such net decrease less (x) if there was a net increase in consolidated Current Assets (excluding cash and Permitted Cash Investments) of the Borrower and the Borrower Subsidiaries during such period, the amount of such net increase less (xi) cash Capital Expenditures of the Borrower and the Borrower Subsidiaries during such period to the extent permitted under Section 6.12, less (xii) if there was a net increase in the current portion of long term Indebtedness of the Borrower and the Borrower

Subsidiaries, the amount of such net increase, less (xiii) Acquisition Consideration (other than any Indebtedness (except Revolving Loans) assumed or incurred in connection with such Permitted Acquisitions) actually paid by the Borrower and the Borrower Subsidiaries during such period in connection with Permitted Acquisitions less, (xiv) without duplication, Acquisition Consideration (other than any Indebtedness (except Revolving Loans) assumed or incurred in connection with such Permitted Acquisitions) required pursuant to a binding letter of intent to be paid, and actually paid, by the Borrower and the Borrower Subsidiaries on or before the date that is 90 days after the last day of such period in connection with Permitted Acquisitions; provided that each such Permitted Acquisition is consummated on or before the date that is 90 days after the last day of such period less (xv) the amount of any optional prepayments and scheduled payments of Term Loans, the amount of any optional prepayments of Revolving Loans (but only to the extent of any corresponding permanent reduction of the Revolving Commitments) and the amount of any scheduled payments of other Indebtedness permitted hereunder during such period less (xvi) an amount equal to the aggregate net gain on the disposition of assets by the Borrower and the Borrower Subsidiaries during such period to the extent included in arriving at Consolidated Net Income and less (xvii) an amount equal to the sum of all cash Restricted Payments made by Holdings during such period pursuant to Section 6.8(a)(v).

                  "EXCLUDED ASSETS" means (a) rights, licenses and franchises granted by any Governmental Authority in which it is unlawful to create a Lien,
(b) any leasehold interest in real estate, except the tenant's interest in Fixtures thereon, and (c) any owned real estate, except Fixtures thereon.

                  "EXCLUDED TAXES" means, with respect to the Agents, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.15(a).

                  "FACILITIES" means the Revolving Facility and the Term B Facility.

                  "FEDERAL FUNDS RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1 %) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1 %) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINANCIAL OFFICER" means, with respect to any Loan Party, the chief executive officer or the chief financial officer of such Loan Party.

                  "FINANCING TRANSACTIONS" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing, conversion and continuation of Loans on or at any time after the Original Effective Date and the use of the proceeds thereof and the issuance of Letters of Credit on or at any time after the Original Effective Date.

                  "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "GEI II" means Green Equity Investors II, L.P., an investment fund controlled by LG&P.

                  "GEI III" means Green Equity Investors III, L.P., an investment fund controlled by LG&P.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTOR PLEDGE AND SECURITY AGREEMENT" means the Pledge and Security Agreement dated as of January 27, 1998, entered into by the Guarantors and the Administrative Agent for the benefit of the holders of Obligations, as reaffirmed by the Omnibus Consent and as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "GUARANTORS" means Holdings and each Borrower Subsidiary that has executed a counterpart of the Guaranty, Indemnity and Subordination Agreement.

                  "GUARANTY" of or "GUARANTEE" by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly (except endorsements for collection or deposit in the ordinary course of business), and shall include any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation.

                  "GUARANTY, INDEMNITY AND SUBORDINATION AGREEMENT" means the Guaranty, Indemnity and Subordination Agreement dated as of January 27, 1998, entered into by the Guarantors for the benefit of the holders of Obligations and other Beneficiaries described therein, as reaffirmed by the Omnibus Consent and as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under Section 101(14) of CERCLA.

                  "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "HOLDINGS" means Liberty Group Publishing, Inc., a Delaware corporation.

                  "HOLDINGS CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations of the Powers, Preferences, and Relative Participating, Optional and Other Special Rights of Series A 14-3/4% Senior Redeemable Exchangeable Cumulative Preferred Stock and Series B Junior Redeemable Cumulative Preferred Stock, and Qualifications, Limitations and Restrictions Thereof, adopted by Holdings on or about January 23, 1998 as amended by that certain Certificate of Amendment to Amended and Restated Certificate of Incorporation of Holdings, a copy of which is attached as Exhibit J.

                  "HOLDINGS GROUP" means, collectively, Holdings and the Subsidiaries, including the Borrower.

                  "HOLDINGS NOTE" means a promissory note of Holdings payable to the Borrower in substantially the form of a Subsidiary Note with such conforming changes thereto, or in such other form, as shall be agreed to by the Administrative Agent.

                  "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all Deferred Acquisition Consideration (counted at the face amount thereof, without any discount or allowance or reduction for any imputed interest, original issue discount or present value discount or for any payment contingency) and all obligations of such Person in respect of the deferred purchase price of property or services, but excluding current accounts payable incurred in the ordinary course of business or (if so incurred prior to a Permitted Acquisition) assumed in a Permitted Acquisition, (f) all obligations of such Person or any other Person secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien (except a Permitted Encumbrance) on property then owned or thereafter to be acquired by such Person, whether or not such Person has assumed liability for the payment of such obligations, (g) all Guaranties by such Person of Indebtedness of any other Person, (h) all Capital Lease Obligations of such Person, (i) all obligations of such Person, contingent or otherwise, in respect of letters of credit (including all LC Exposure), letters of guaranty or bankers acceptances, (j) all obligations of such Person, contingent or otherwise, in respect of Hedging Agreements, (k) all obligations of such Person, contingent or otherwise, under Profit Payment Agreements, and (l) all Equity Interests that are, as to such Person, Disqualified Stock.

                  "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

                  "INFORMATION MEMORANDUM" means the Information Memorandum regarding the Facilities dated March 2000 distributed to the Lenders.

                  "INTEREST ELECTION REQUEST" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.7.

                  "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each month, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the last day of each month or, if earlier, the day on which such Loan is required to be repaid.

                  "INTEREST PERIOD" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect, except that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For these purposes, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "INVESTMENT" means any purchase or acquisition of any Equity Interest in any Person, any merger or consolidation with any Person, any purchase of the assets of a business from any Person, any loan or advance to any Person, any Guaranty of any Indebtedness or any other liability of any Person, any purchase or acquisition of any Indebtedness or any other liability of any Person, and any other transaction described in or restricted pursuant to Section 6.5.

                  "ISSUING BANK" means Citibank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.5(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "LC AVAILABILITY PERIOD" means the period from and including the Restatement Effective Date to but excluding the earlier of (a) the date that is five Business Days prior to the Revolving Credit Maturity Date and (b) the date of termination of the Revolving Commitments.

                  "LC DISBURSEMENT" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

                  "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Revolving Percentage of the total LC Exposure at such time.

                  "LENDERS" means the Persons listed on Schedule 2.1 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

                  "LETTER OF CREDIT" means any letter of credit issued pursuant to this Agreement.

                  "LG&P" means Leonard Green & Partners, L.P., a Delaware limited partnership.

                  "LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of Citibank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "LOAN DOCUMENTS" means this Agreement, each promissory note issued pursuant to Section 2.9(f), the Letters of Credit, the Guaranty, Indemnity and Subordination Agreement, the Security Documents, the Omnibus Consent and each other certificate, instrument or agreement executed and delivered by any Loan Party in favor of the Administrative Agent, Issuing Bank or any Lender pursuant to the provisions hereof or thereof.

                  "LOAN PARTIES" means the Borrower and the Guarantors.

                  "LOANS" means the loans made (or continued) by the Lenders to the Borrower pursuant to this Agreement.

                  "MANAGEMENT AGREEMENT" means the Management Services Agreement dated as of April 18, 2000, between the Borrower and LG&P, as in effect on, and executed and delivered to the Administrative Agent prior to or concurrently with, the Restatement Effective Date, as amended from time to time thereafter in compliance with Section 6.11.

                  "MARGIN STOCK" has the meaning assigned to such term in Regulation U.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, operations, property, assets, prospects or condition, financial or otherwise, of Holdings and the Subsidiaries, taken as a whole, or the Borrower and Borrower Subsidiaries, taken as a whole, (b) the ability of the Borrower to pay the Obligations or perform its agreements under the Loan Documents, or (c) the validity or enforceability of this

Agreement or any of the other Loan Documents or any of the material rights or remedies of the Administrative Agent, the Issuing Bank or any Lender hereunder or thereunder.

                  "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining the amount of Material Indebtedness at any time, the "principal amount" of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at such time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

                  "MISCELLANEOUS UNPLEDGED ASSETS" means, at any time of determination, assets of the Loan Parties (a) upon which a security interest cannot be created and perfected by the filing of a financing statement under the provisions of Article 9 of the Uniform Commercial Code, as in effect in the jurisdiction in which such assets or the owner of such assets is located and (b) that have, in the aggregate for all such assets owned by all Loan Parties, a fair value not exceeding the sum of (i) $2,000,000 and (ii) the aggregate amount then on deposit in any and all collection accounts that are automatically cleared on at least a weekly basis to a concentration account which is maintained, and as to which a Perfection Notice is in effect, as set forth in
Section 5.13(b), other than any minimum balances that are maintained in such collection accounts and counted against the $2,000,000 amount set forth in clause (i).

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "NET CASH PROCEEDS" means:

                  (a) all cash proceeds received by the Borrower or Holdings from the issuance and sale of any Equity Interests at any time after the Restatement Effective Date (except Equity Interests sold to management employees of the Borrower or any Subsidiary) or from the incurrence of any Indebtedness (other than Indebtedness described in clauses (i) through (vii) of Section 6.1(a)), in each case net of underwriting discounts and commissions and issuance costs, and

                  (b) all cash proceeds in excess of $1,500,000 received by the Borrower or any Borrower Subsidiary or Holdings from the Transfer of any assets (except Transfers described in clauses (i) through (ii) of Section 6.6) or from the sale, collection or other disposition or liquidation of any promissory note or other obligation issued in consideration of any such Transfer of assets, determined as of the 300th day following the receipt of such cash proceeds net of (i) costs of the sale or disposition incurred and paid by members of the Holdings Group, (ii) income or gains taxes currently payable in cash by any member of the

Holdings Group by reason of the sale or disposition, (iii) any such cash proceeds that are applied to the repayment of any Capital Lease or purchase money Indebtedness secured by the property sold in such Transfer, and (iv) any such cash proceeds that are applied by the Borrower, any Borrower Subsidiary or Holdings within 300 days after they are received by any member of the Holdings Group, to the payment of Acquisition Consideration for any Permitted Acquisition consummated within such 300-day period.

                  "OBLIGATIONS" means all direct or indirect debts, liabilities and other obligations of the Borrower or any other Loan Party of any and every type and description at any time arising under or in connection with this Agreement or any other Loan Document, to the Administrative Agent, the Arranger, the Syndication Agent, the Documentation Agent, the Issuing Bank, Citibank, any Lender, any Person entitled to indemnification pursuant to Section 9.3(b), or any of their respective Related Persons or their respective successors, transferees or assigns, whether or not the right of such Person to payment in respect of such obligations and liabilities is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy case or insolvency or liquidation proceeding, and shall include (a) all liabilities of the Borrower for principal of and interest on the Loans, (b) all liabilities of the Borrower in respect of Letters of Credit, (c) all liabilities of the Borrower under the Loan Documents for any fees, costs, taxes, expenses, indemnification and other amounts payable thereunder, (d) all liabilities under the Guaranty, Indemnity and Subordination Agreement, the Subsidiary Notes, the Holdings Notes and the other Security Documents, and (e) all other liabilities of the Borrower or any other Loan Party to any such Person under or in respect of any of the Loan Documents or the Financing Transactions.

                  "OMNIBUS CONSENT" means an Omnibus Consent in substantially the form of Exhibit I, signed by each of the Loan Parties.

                  "ORIGINAL ACQUISITION" means the transactions contemplated by the Original Asset Purchase Agreements, including the purchase of the "Business" and the "Assets" (as such terms are defined therein) on the terms and conditions set forth therein.

                  "ORIGINAL ASSET PURCHASE AGREEMENTS" means the Asset Purchase Agreements dated as of November 21, 1997 by and among Holdings, the Borrower, Hollinger International Inc. and certain of its subsidiaries, and, for the limited purposes described therein, GEI II, together with each and all of the instruments, agreements and documents delivered pursuant thereto or a copy or form of which is attached thereto (including specifically the Transitional Services Agreement attached thereto as Exhibit 5.12 and the Non-Competition Agreement attached thereto as Exhibit 7.4(c)), in each case as originally executed and amended through the date of the Original Credit Agreement as set forth in Schedule 3.1(k) thereto and as amended from time to time in compliance with Section 6.11 of the Original Credit Agreement or Section 6.11 hereof.

                  "ORIGINAL COLLATERAL" has the meaning set forth in the recitals hereto.

                  "ORIGINAL CREDIT AGREEMENT" has the meaning set forth in the recitals hereto.

                  "ORIGINAL EFFECTIVE DATE" means January 27, 1998.

                  "ORIGINAL LOAN DOCUMENTS" has the meaning set forth in the recitals hereto.

                  "ORIGINAL OBLIGATIONS" has the meaning set forth in the recitals hereto.

                  "ORIGINAL REVOLVING LOANS" has the meaning set forth in the recitals hereto.

                  "ORIGINAL TRANSACTION AGREEMENTS" means, collectively, the Original Asset Purchase Agreements and each agreement executed or delivered pursuant thereto or in connection therewith.

                  "ORIGINAL TRANSACTION PARTIES" means each party to any Original Transaction Agreement.

                  "ORIGINAL TRANSACTIONS" means the Original Acquisition, the issuance and sale of the Senior Subordinated Notes, the issuance and sale of the Discount Debentures, and the Financing Transactions.

                  "OTHER TAXES" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

                  "PARTIALLY-OWNED SUBSIDIARY" means any Borrower Subsidiary that is not a Wholly-Owned Subsidiary.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "PERFECTION CERTIFICATE" means a certificate in substantially the form of Exhibit C or any other form approved by the Administrative Agent, signed by a Financial Officer of the Borrower.

                  "PERFECTION NOTICE" means a notice to a depositary bank in substantially the form of Exhibit D or any other form approved by the Administrative Agent.

                  "PERMITTED ACQUISITION" means any acquisition by the Borrower or a Borrower Subsidiary of assets of a business from any Person or of outstanding Equity Interests in any Person, if all of the following conditions are met:

                  (a) immediately after giving effect thereto, no Default has occurred and is continuing or would result therefrom;

                  (b) such acquisition has not been preceded by an unsolicited tender offer for such Person by the Borrower or any of its Affiliates;

                  (c) all transactions related thereto are consummated in compliance, in all material respects, with applicable laws;

                  (d) in the case of any acquisition of any Equity Interest in any Person, such acquisition either (i) results in such Person becoming a Partially-Owned Subsidiary that is Controlled solely by the Borrower, if the Acquisition Consideration for such acquisition, when added to the then aggregate amount of the Unrecovered Investment in all Partially-Owned Subsidiaries, does not exceed $20,000,000 or (ii) is an acquisition of 100% of the Equity Interests in such Person (or is an acquisition of at least 90% of the outstanding shares of each class of the stock of such Person, if such Person is merged with the acquiror pursuant to Section 253 of the Delaware General Corporation Law, or an analogous short-form merger provision of another state of the United States, within 30 days of such acquisition) and after giving effect to such acquisition (or such short-form merger) such Person becomes a Wholly-Owned Subsidiary of the Borrower;

                  (e) all actions, if any, required to be taken under Section
5.12 with respect to any acquired or newly formed Subsidiary are taken as and when required under Section 5.12;

                  (f) such assets are used for, or such Person is engaged in, a line of business permitted under Section 6.4(b);

                  (g) on a pro forma basis, after giving effect to such acquisition and all Deferred Acquisition Consideration therefor and all other Indebtedness assumed or incurred by any Loan Party in connection therewith or to finance payment of the Acquisition Consideration and costs therefor, all as if closed, assumed or incurred on the first day of the 12-month period ending on the last day of the fiscal quarter most recently ended prior to the consummation of such acquisition, (A) the Borrower is in compliance with the covenants set forth in Section 6.13, Section 6.14, and, if and to the extent applicable, 6.15 and 6.16 and (B) the Borrower can reasonably be expected to remain in compliance with such covenants through the Term B Maturity Date and to have sufficient cash liquidity to conduct its business and pay its debts and other liabilities as they become due;

                  (h) on or before the date of such acquisition (or, if any Approved Cost Adjustments must be determined and approved in order for the condition in clause (g) in this definition to be satisfied, at least five Business Days (or, if the Acquisition Consideration for such acquisition exceeds $10,000,000, at least ten Business Days) before any member of the Holdings Group enters into such acquisition or any agreement therefor that is not contingent upon such acquisition being permitted under this Agreement), the Borrower delivers to the Administrative Agent and Lenders a certificate signed by a Financial Officer of the Borrower:

                           (i) attaching financial statements of the business or Person to be acquired, including income statements or statements of operations and, if available, balance sheet statements for at least the fiscal year or the four fiscal quarters then most recently ended, certified by a Financial Officer of the Borrower to the best of his or her knowledge,

                           (ii) describing all Acquisition Consideration for such acquisition and, if such Acquisition Consideration exceeds $10,000,000, demonstrating that such Acquisition Consideration is not greater than three times the annual revenues reported by such business or Person for the period of four fiscal quarters then most recently ended,

                           (iii) setting forth the costs of such business or Person reflected in such financial statements that the Borrower asserts to be non-recurring costs that should be approved as Approved Cost Adjustments, to the extent such costs have been identified by the Borrower at such time, and

                           (iv) demonstrating that the condition in clause (g) of this definition is, or in case of approval of such Approved Cost Adjustments would be, satisfied; and

                  (i) neither Holdings nor the Borrower nor any Borrower Subsidiary shall incur, assume or otherwise become liable for or subject to any Indebtedness in connection with such acquisition, except Indebtedness permitted by Section 6.1.

                  "PERMITTED CASH INVESTMENTS" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 180 days from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 180 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000; and

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above.

                  "PERMITTED ENCUMBRANCES" means any of the following, so long as it is not a Lien securing Indebtedness:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.5;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.5;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.1(l); and

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Borrower Subsidiary.

                  "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, whether or not terminated, and in respect of which the Borrower or any ERISA Affiliate is or was (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "PLEDGE AND SECURITY AGREEMENTS" means the Borrower Pledge and Security Agreement and the Guarantor Pledge and Security Agreement.

                  "PRICING CERTIFICATE" means a certificate in substantially the form of Exhibit E, signed by a Financial Officer of the Borrower.

                  "PRO FORMA EBITDA" means, for any period, (a) Consolidated EBITDA for such period, plus (or, if a negative number, minus) (b) the amount by which such Consolidated EBITDA would have been increased (or, if a negative number, decreased) for such period if each Permitted Acquisition that was consummated in such period had been consummated on the first day thereof and Consolidated EBITDA had been computed after giving effect to all revenues, charges and other items pertinent to the determination of Consolidated EBITDA that both (i) were actually and properly recorded in respect of the business or Person acquired in such Permitted Acquisition for the period prior to the consummation of such Permitted Acquisition and (ii) are set forth in financial statements certified (to the best of his or her knowledge) by a Financial Officer of the Borrower and delivered to the Administrative Agent as set forth in clause (h) in the definition of "Permitted Acquisition," minus (c) all extraordinary or non-recurring revenues, gains and other additions to income for such period that were recorded in respect of any such business or Person acquired in a Permitted Acquisition prior to or by reason of the consummation of such Permitted Acquisition, minus (d) the amount by which such Consolidated EBITDA would have been decreased for such period if any and all items included in the calculation thereof that are attributable to any business or Subsidiary that was sold in such period were excluded in the calculation thereof, and plus
(e) all extraordinary or non-recurring losses for such period that were recorded in respect of any such business or Person acquired in a Permitted Acquisition prior to or by reason of the consummation of such Permitted Acquisition.

                  "PRO FORMA REVENUES" means, for any period, total revenues of the Borrower and the Borrower Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, plus the amount by which such total revenues would have been increased for such period if each Permitted Acquisition that was consummated in such period had been consummated on the first day thereof.

                  "PROFIT PAYMENT AGREEMENT" means any agreement to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any Person or business.

                  "REGISTER" has the meaning set forth in Section 9.4(c).

                  "REGULATION U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "REGULATION X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "RELATED FUND" means, with respect to any Lender which is a fund that invests in loans, any other fund that invests in loans that is managed by the same investment advisor as such Lender or by an Affiliate of such Lender.

                  "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, attorneys, agents and advisors of such Person and such Person's Affiliates.

                  "REQUIRED LENDERS" means, at any time, Lenders holding more than 50% of the sum of (i) the Total Revolving Credit Exposures and unused Revolving Commitments at such time, plus (ii) the aggregate principal amount of the Term B Loan outstanding (or, prior to the funding on the Term B Loans on the Restatement Effective Date, the aggregate commitments to make Term B Loans) at such time.

                  "REQUIRED REVOLVING LENDERS" means, at any time, Revolving Lenders holding more than 50% of the sum of the Total Revolving Credit Exposures and unused Revolving Commitments at such time.

                  "REQUIRED TERM B LENDERS" means, at any time, Term B Lenders holding more than 50% of the aggregate principal amount of the Term B Loan outstanding (or, prior to the funding on the Term B Loans on the Restatement Effective Date, the aggregate commitments to make Term B Loans) at such time.

                  "RESTATEMENT EFFECTIVE DATE" means the date on which the conditions specified in Section 3.1 are satisfied (or waived in accordance with Section 9.2).

                  "RESTATEMENT EFFECTIVE DATE CAPITALIZATION TABLE" means the information set forth on Schedule 1.1A.

                  "RESTRICTED PAYMENT" means (a) any payment or distribution, direct or indirect, on account or in respect of any Equity Interest in any Loan Party or any of the Senior Subordinated Notes or Discount Debentures, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest in any Loan Party or any Senior Subordinated Notes or Discount Debentures, or (c) any payment or reimbursement, direct or indirect, on account of any consulting fees, management fees, director fees, expenses, taxes, indemnification obligations or other costs incurred or payable by or on behalf of the Borrower or any other Loan Party to or for the benefit of the holder of any Equity Interest in Holdings or any Affiliate of any such holder.

                  "REVOLVING AVAILABILITY PERIOD" means the period from and including the Restatement Effective Date to but excluding the earlier of (a) the Revolving Credit Maturity Date and (b) the date of termination of the Revolving Commitments.

                  "REVOLVING COMMITMENT" means, with respect to each Revolving Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Total Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.8 or 7.1 or any other provision of this Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.4. The initial amount of each Revolving Lender's Revolving Commitment is set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable (and the initial aggregate amount of the Lenders' Revolving Commitments is $175,000,000).

                  "REVOLVING CREDIT MATURITY DATE" means March 31, 2005.

                  "REVOLVING FACILITY" means, at any time, the aggregate Revolving Commitments of the Revolving Lenders (or, if the Revolving Commitments have been terminated, the aggregate Total Revolving Credit Exposure of the Revolving Lenders) at such time.

                  "REVOLVING LENDER" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender that holds Revolving Loans and/or participations in Letters of Credit and/or Swingline Loans.

                  "REVOLVING LOAN" means a Loan made pursuant to Section 2.1(a).

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies.

                  "SECURITY DOCUMENTS" means the Pledge and Security Agreements, the Trademark Assignment, the Copyright Security Agreement, the Subsidiary Notes, the Holdings Notes and each other collateral assignment, security agreement or other instrument or document executed and delivered pursuant to
Section 5.12 or Section 5.13 to secure any of the Obligations, in each case as reaffirmed by the Omnibus Consent and as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "SENIOR DEBT" means all Indebtedness of Holdings, the Borrower and the Borrower Subsidiaries, except (i) the Senior Subordinated Notes, (ii) the Indebtedness created under the Discount Debenture Indenture, and (iii) Indebtedness of the Borrower to a Wholly-Owned Borrower Subsidiary, of a Wholly-Owned Borrower Subsidiary to the Borrower or of Holdings to the Borrower. For the avoidance of doubt, the term "Senior Debt" shall include any and all "Indebtedness" (as defined in the Discount Debenture Indenture and/or the Senior Subordinated Note Indenture) of Holdings, the Borrower and the Borrower Subsidiaries under this Agreement or any other "Credit Agreement" (as defined in the Discount Debenture Indenture and/or the Senior Subordinated Note Indenture).

                  "SENIOR DEBT TRIGGER AMOUNT" means, at any time of determination, the lesser of (i) $175,000,000, and (ii) the amount of "Indebtedness" (as defined in the Discount Debenture Indenture and/or the Senior Subordinated Note Indenture) permitted at such time to be outstanding in reliance solely on the provisions of paragraph (c) of the exceptions to the Limitations on Incurrence of Additional Indebtedness and Disqualified Capital Stock contained in Section 1008 of each of the Discount Debenture Indenture and the Senior Subordinated Note Indenture.

                  "SENIOR LEVERAGE RATIO" means, as of any day, the ratio of (a) all Senior Debt of the Borrower and Borrower Subsidiaries outstanding on such day, to (b) Adjusted Pro Forma EBITDA for the 12-month period then ended (taken as a single accounting period).

                  "SENIOR SUBORDINATED NOTE INDENTURE" means the Indenture dated as of January 27, 1998, between the Borrower and State Street Bank and Trust Company, as Trustee, as in effect on the Original Effective Date and amended from time to time thereafter in compliance with Section 6.11 of this Agreement or Section 6.11 of the Original Credit Agreement.

                  "SENIOR SUBORDINATED NOTES" means any and all securities issued and outstanding under the Senior Subordinated Note Indenture.

                  "SPECIFIED CHICAGO ASSETS" means the assets described on
Schedule 1.1-B. For purposes of determining compliance with Section 6.6 hereof, the sale of the Specified Chicago Assets shall be excluded.

                  "SPECIFIED CHICAGO CAPITAL EXPENDITURES" means Capital Expenditures, to the extent actually made and in any event not exceeding $5,000,000, consisting of the purchase and improvement of a building and related real property located at 7545 Santa Fe Drive, Hodgkins, Illinois and the purchase of a printing press and other equipment to be located therein and other Capital Expenditures necessary to prepare such building, printing press and other equipment for use by Borrower or its Subsidiaries.

                  "SSBI" means Salomon Smith Barney Inc.

                  "SUBSIDIARY" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "SUBSIDIARY" means any subsidiary of Holdings.

                  "SUBSIDIARY NOTE" means a promissory note of a Borrower Subsidiary payable to the Borrower in substantially the form of Exhibit F, with such changes thereto as shall be agreed to by the Administrative Agent, as reaffirmed by the Omnibus Consent and as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "SWINGLINE EXPOSURE" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Revolving Percentage of the total Swingline Exposure at such time.

                  "SWINGLINE LENDER" means Citicorp USA, in its capacity as lender of Swingline Loans hereunder.

                  "SWINGLINE LOAN" means a Loan made pursuant to Section 2.4.

                  "SYNDICATION AGENT" means DB Alex. Brown LLC, in its capacity as syndication agent for the Lenders hereunder.

                  "TAXES" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TERM B COMMITMENT" means, with respect to each Term B Lender, the commitment of such Lender to make Term B Loans to the Borrower on the Restatement Effective Date. The initial amount of each Term B Lender's Term B Commitment is set forth on Schedule 2.1 (and the initial aggregate amount of the Term B Lenders' Term B Commitments is $100,000,000). Upon the making of Term B Loans on the Restatement Effective Date, the Term B Commitment of each Term B Lender shall thereafter be zero.

                  "TERM B FACILITY" means, at any time, the aggregate principal amount of the Term B Loans (or, prior to funding of the Term B Loans on the Restatement Effective Date, the Term B Commitments) at such time.

                  "TERM B LENDER" means a Lender holding a Term B Loan (or, prior to funding of the Term B Loans on the Restatement Effective Date a Term B Commitment).

                  "TERM B LOAN" means a Loan made pursuant to Section 2.1(b).

                  "TERM B MATURITY DATE" means March 31, 2007.

                  "TERM B PAYMENT DATE" has the meaning set forth in Section 2.9(b).

                  "TOTAL LEVERAGE RATIO" means, as of any day, the ratio of (a) all Indebtedness of the Borrower and Borrower Subsidiaries outstanding on such day, except Indebtedness of the Borrower to a Wholly-Owned Borrower Subsidiary or of a Wholly-Owned Borrower

Subsidiary to the Borrower to (b) Pro Forma EBITDA for the 12-month period then ended (taken as a single accounting period).

                  "TOTAL REVOLVING CREDIT EXPOSURE" means, with respect to any Revolving Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

                  "TRADEMARK ASSIGNMENT" means a Trademark Collateral Assignment dated as of January 27, 1998, as reaffirmed by the Omnibus Consent and as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "TRANSFER" has the meaning set forth in Section 6.6.

                  "TYPE," when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "UNRECOVERED INVESTMENT" means, at any time as to any Subsidiary that is then a Partially-Owned Subsidiary, the aggregate amount of the Acquisition Consideration for such Partially-Owned Subsidiary and of all other Investments in such Partially-Owned Subsidiary at any time made by any member of the Holdings Group, net of the aggregate amount received or recovered by the Borrower or a Wholly-Owned Borrower Subsidiary in cash on account of such Acquisition Consideration or other Investments, as a return of the principal thereof and not on account of interest thereon or earnings or income attributable thereto.

                  "WHOLLY-OWNED," when used in reference to any subsidiary of any Person, means that all outstanding Equity Interests in such subsidiary are beneficially owned solely by such Person or one or more other Wholly-Owned subsidiaries of such Person.

                  "WITHDRAWAL LIABILITY" means liability of any Loan Party or any of its ERISA Affiliates with respect to a Multiemployer Plan as a result of a complete or partial withdrawal of such Loan Party or any of its ERISA Affiliates from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.2. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan" or a "Term B Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan" or a "Eurodollar Term B Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing" or a "Term B Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing" or a "Eurodollar Term B Borrowing").

                  SECTION 1.3. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors, transferees and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, whether real, personal or mixed and of every type and description.

                  SECTION 1.4. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time. If the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose (in each case regardless of whether any such notice is given before or after such change in GAAP or in the application thereof), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change became effective until such notice is withdrawn or such provision is amended in accordance herewith.

                  SECTION 1.5. TERMS DEFINED IN THE UNIFORM COMMERCIAL CODE. When capitalized, the following terms used in this Agreement or the Security Documents have the meanings given to them in the Uniform Commercial Code, as in effect in the State of New York on the date of this Agreement:

                                    Accounts

                              Certificated Security

                                Commodity Account

                               Commodity Contract

                             Commodity Intermediary

                                     Control

                                    Documents

                                    Equipment

                                 Financial Asset

                                    Fixtures

                               General Intangibles

                                      Goods

                                   Instruments

                                    Inventory

                               Investment Property

                        Purchase Money Security Interest

                               Securities Account

                             Securities Intermediary

                                    Security

                              Security Certificate

                              Security Entitlement

                             Uncertificated Security

                                  ARTICLE II.
                                   THE CREDITS

                  SECTION 2.1. COMMITMENTS; CONVERSION AND REALLOCATION.

                  (a) REVOLVING LOANS. Subject to the terms and conditions set forth herein, each Revolving Lender severally (and not jointly) agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Total Revolving Credit Exposure exceeding such Lender's Revolving Commitment in effect at such time. Any Original Loans outstanding on the Restatement Effective Date after the payment referred to in Section 2.1(c) shall be Revolving Loans hereunder. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

                  (b) TERM B LOANS. Each Term B Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single term B loan to the Borrower on the Restatement Effective Date in an amount not to exceed such Lender's Term B Commitment on such Business Day. Amounts borrowed under this
Section 2.1(b) and repaid or prepaid may not be reborrowed.

                  (c) CONVERSION. On the Restatement Effective Date, all Eurodollar Loans outstanding under the Original Credit Agreement shall be converted to ABR Loans. The Administrative Agent is hereby directed by the Borrower to apply the proceeds of the Term B Loans on the Restatement Effective Date to prepay outstanding Revolving Loans (but without any reduction in the Revolving Commitments) to the full extent of the proceeds of the Term B Loans.

                  SECTION 2.2. LOANS AND BORROWINGS.

                  (a) RATABLE AND SEVERAL. Each Loan (other than a Swingline
Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective commitments, if any, of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder. The Revolving Commitments and the Term B Commitments are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) TYPE. Subject to Sections 2.7(f), 2.7(g) and 2.13, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan. The exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) AMOUNT. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,000,000, except that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.5(e) or to pay a Swingline Loan. Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $500,000. Borrowings of more than one Type and Class may be outstanding at the same time, but there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

                  (d) CERTAIN EURODOLLAR LIMITATIONS. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to (i) request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date with respect to Revolving Borrowings or the Term B Maturity Date with respect to Term B Borrowings or (ii) select any Interest Period that ends after any principal repayment installment date unless, after giving effect to such selection, the aggregate principal amount of ABR Loans and of Eurodollar Loans having Interest Periods that end on or prior to such principal repayment installment date shall be at least equal to the aggregate principal amount of Loans due and payable on or prior to such date. Notwithstanding any provision of this Agreement to the contrary, all Borrowings made on the Restatement Effective Date shall be made as ABR Borrowings and no Borrowings may be made as, and no Loans may be converted to, Eurodollar Loans for a period of 10 Business Days (or such lesser period as the Administrative Agent shall consent to in its sole discretion) following the Restatement Effective Date.

                  SECTION 2.3. REQUESTS FOR BORROWINGS.

                  (a) REVOLVING BORROWINGS. To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone
(a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing, provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.5(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.2:

                           (i) the aggregate amount of such Borrowing;

                           (ii) the date of such Borrowing, which shall be a Business Day;

                           (iii) subject to Sections 2.2(b) and 2.2(d), whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                           (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                           (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.6.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.3(a), the Administrative Agent shall advise each Revolving Lender of the details thereof and of the amount of such Lender's Revolving Loan to be made as part of the requested Borrowing.

                  (b) TERM B BORROWING. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 a.m., New York City time, one Business Day prior to the anticipated Restatement Effective Date) requesting that the Term B Lenders make the Term B Loans on the Restatement Effective Date and specifying the amount to be borrowed. The Term B Loans made on the Restatement Effective Date shall initially be ABR Loans, and no Term B Loan may be converted into or continued as a Eurodollar Loan for a period of 10 Business Days (or such lesser period as the Administrative Agent shall consent to in its sole discretion) after the Restatement Effective Date. Upon receipt of such notice the Administrative Agent shall promptly notify each Term B Lender thereof.

                  SECTION 2.4. SWINGLINE LOANS.

                  (a) OPTIONAL FUNDING OF SWINGLINE LOANS. Subject to the terms and conditions set forth herein, the Swingline Lender at its option may elect to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $10,000,000 or (ii) the sum of the Total Revolving Credit Exposures exceeding the total Revolving Commitments in effect at such time. The Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

                  (b) REQUEST FOR SWINGLINE LOAN. To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. If the Swingline Lender elects, at its sole option, to make such Swingline Loan, the Swingline Lender shall make such Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with Citibank in New York City (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.5(e), by remittance to the Issuing
Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

                  (c) PURCHASE OF PARTICIPATIONS BY REVOLVING LENDERS. Upon demand by the Swingline Lender, by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day, each Revolving Lender severally (and not jointly) will purchase on such Business Day, for a cash purchase price equal to its Applicable Revolving Percentage of 100% of the amount due, participations in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Revolving Percentage of such Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, severally (and not jointly) and upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Revolving Percentage of such Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this Section 2.4(c) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this
Section 2.4(c) by wire transfer of immediately available funds, in the same manner as provided in Section 2.6 with respect to Loans made by such Revolving Lender (and Section 2.6 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this Section 2.4(c), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent, and any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that have made their payments pursuant to this Section 2.4(c) and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this Section 2.4(c) shall not relieve the Borrower of any default in the payment thereof.

                  SECTION 2.5. LETTERS OF CREDIT.

                  (a) ISSUANCE OF LETTERS OF CREDIT. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account (and which may only be denominated in Dollars), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the LC Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) REQUEST FOR LETTER OF CREDIT. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with Section 2.5(c)), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit; provided, that in the event of a conflict between any such application and this Agreement, this Agreement shall govern. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $10,000,000 and (ii) the aggregate Total Revolving Credit Exposures shall not exceed the aggregate Revolving Commitments in effect at such time.

                  (c) EXPIRY DATE. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date.

                  (d) ACQUISITION OF PARTICIPATION BY LENDERS. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby severally (and not jointly) acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender's Applicable Revolving Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Lender's Applicable Revolving Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.5(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.5(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) BORROWER'S REIMBURSEMENT OBLIGATION; FUNDING OF PARTICIPATIONS. If the Issuing Bank makes any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower receives notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date and otherwise on the Business Day on which the Borrower receives such notice. Subject to the conditions to borrowing set forth herein, the Borrower may request in accordance with Section 2.3 or Section 2.4 that such payment be financed with an ABR Revolving Borrowing or a Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender's Applicable Revolving Percentage thereof. Promptly following receipt of such notice, each Revolving Lender severally (and not jointly) agrees to pay to the Administrative Agent its Applicable Revolving Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.6 with respect to Revolving Loans made by such Revolving Lender (and Section 2.6 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.5(e), the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this Section 2.5(e) to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this Section 2.5(e) to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall constitute the payment of the purchase price for a participation pursuant to Section 2.5(d) and, accordingly, shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

         (f)REIMBURSEMENT OBLIGATION ABSOLUTE, ETC. The Borrower's obligation to reimburse LC Disbursements as provided in Section 2.5(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.5(f), constitute a legal or equitable discharge of or defense against, or provide a right of setoff against, the Borrower's obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Bank or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank. The foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby forever waived by the Borrower) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof but only if, in making such determination, the Issuing Bank acted in a manner that constitutes gross negligence or willful misconduct on the part of the Issuing Bank, as finally determined by a court of competent jurisdiction. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (g) NOTICE OF DRAWING. Whenever it honors any demand for payment under a Letter of Credit and makes an LC Disbursement thereunder, the Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy). No failure to give, or delay in giving, such notice shall relieve the Borrower of its obligation to reimburse the Issuing Bank with respect to any such LC Disbursement or relieve any Revolving Lender of its obligation to purchase a participation therein as set forth in this Section
2.5 or shall otherwise put the Issuing Bank under any resulting liability to any Person or any resulting diminution of its rights as against any Person.

                  (h) INTEREST ON REIMBURSEMENT OBLIGATION. If the Issuing Bank makes any LC Disbursement, then, unless the Borrower reimburses the Issuing Bank for such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum (including the Applicable ABR Margin) then applicable to ABR Revolving Loans, except that if the Borrower fails to reimburse such LC Disbursement when due pursuant to Section 2.5(e), then Section 2.12(c) shall apply. Interest accrued pursuant to this Section 2.5(h) shall be for the account of the Issuing Bank and, after the date of payment by any Revolving Lender pursuant to Section 2.5(d) for the purchase of a participation, for the account of such Revolving Lender to the extent of such participation.

                  (i) REPLACEMENT OF ISSUING BANK. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                  (j) CASH COLLATERAL. If at any time when an Event of Default has occurred and is continuing the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this
Section 2.5(j), then on the Business Day on which the Borrower receives such notice the Borrower shall deposit in an account with Citibank, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash in Dollars equal to 105% of the LC Exposure as of such date plus any and all accrued and unpaid interest thereon, except that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 7.1(i) or 7.1(j).

                  (k) TERMS OF CASH COLLATERAL DEPOSIT. Each cash collateral deposit made pursuant to any provision of this Agreement shall be held by Citibank for the sole account of the Administrative Agent as collateral for the payment of the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent at the request of the Borrower and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. The Borrower shall be entitled to any surplus of any such cash collateral deposit that may remain unapplied after the Revolving Commitments have been terminated, all Letters of Credit have expired or been discharged, and all Loans, reimbursement obligations, fees, expenses, taxes, indemnities and other Obligations then outstanding have been paid in full in cash.

                           SECTION 2.6. FUNDING OF BORROWINGS.

                  (a) TRANSFER OF FUNDS. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by the Administrative Agent for such purpose by notice to the Lenders, except that Swingline Loans shall be made as provided in Section 2.4. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with Citibank in New York City and designated by the Borrower in the applicable Borrowing Request, except that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.5(e) shall be remitted by the Administrative Agent to the Issuing Bank and Revolving Loans made to pay Swingline Loans shall be remitted by the Administrative Agent to the Swingline Lender.

                  (b) FUNDING RELIANCE. Unless the Administrative Agent shall have received notice from any Appropriate Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with
Section 2.6(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if any Appropriate Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.7 INTEREST ELECTIONS.

                  (a) CONVERSION AND CONTINUATION. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.7. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.7 shall not apply to Swingline Borrowings, which may not be converted into or continued as a Eurodollar Borrowing.

                  (b) NOTICE OF CONVERSION OR CONTINUATION. To make an election pursuant to this Section 2.7, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.3 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c) CONTENTS OF NOTICE. Each telephonic and written Interest Election Request shall specify the following information in compliance with
Section 2.2:

                           (i) the Borrowing to which such Interest Election
                  Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.7(c)(iii) and 2.7(c)(iv) shall be specified for each resulting Borrowing);

                           (ii) the effective date of the election made pursuant
                  to such Interest Election Request, which shall be a Business Day;

                           (iii) whether the resulting Borrowing is to be an ABR
                  Borrowing or a Eurodollar Borrowing; and

                           (iv) if the resulting Borrowing is a Eurodollar
                  Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period."

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) NOTICE TO LENDERS. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Appropriate Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) CONVERSION TO ABR BORROWING. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, then so long as an Event of Default is continuing, unless the Required Lenders otherwise consent, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  (f) EURODOLLAR FUNDING NOT AVAILABLE. If with respect to any Interest Period Lenders holding at least 50% in principal amount of the then outstanding Loans of any Class advise the Administrative Agent prior to the first day of the relevant Eurodollar Interest Period that funding is not available to such Lenders in the London interbank market in Dollars, then the Administrative Agent shall forthwith give notice thereof to the Borrower, whereupon (until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist) the right of the Borrower to elect to have Loans bear interest as Eurodollar Borrowings shall be suspended, and each outstanding Eurodollar Borrowing shall be converted into an ABR Borrowing on the last day of the then current Interest Period therefor, notwithstanding any prior election by the Borrower to the contrary.

                  (g) ILLEGALITY. If at any time any Lender determines (which determination shall, if made in good faith, be final and conclusive and binding upon all parties) that the funding or continuation of, or conversion into, a Eurodollar Borrowing has become unlawful or impermissible by compliance by such Lender in good faith with any law, governmental rule, regulation or order of any central bank or other Governmental Authority or quasi-governmental authority (whether or not having the force of law and whether or not failure to comply therewith would be unlawful or would result in costs or penalties), then, and in any such event, such Lender may give notice of that determination, in writing, to the Borrower and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. When such notice is given by a Lender, (a) the Borrower's right to request from such Lender, and such Lender's obligation (if any) to make, Eurodollar Rate Loans shall be immediately suspended, and such Lender shall make an ABR Loan as part of any requested Borrowing or continuation of or conversion into Eurodollar Rate Loans and (b) if the affected Eurodollar Rate Loan or Loans are then outstanding, the Borrower shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Loan into an ABR Loan. If, at any time after a Lender gives notice under this Section 2.7(g), such Lender determines that it may lawfully make Eurodollar Rate Loans of the type referred to in such notice, such Lender shall promptly give notice of that determination, in writing, to the Borrower and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. The Borrower's right to request from such Lender, and such Lender's obligation, if any, to make, Eurodollar Rate Loans of such type shall then be restored.

                  SECTION 2.8. TERMINATION AND REDUCTION OF REVOLVING
                               COMMITMENTS.

                  (a) MANDATORY TERMINATION AT MATURITY AND UPON A CHANGE IN CONTROL. Unless previously terminated, the Revolving Commitments shall terminate
(i) on the Revolving Credit Maturity Date and (ii) on the date written notice of demand for prepayment is given by the Required Lenders pursuant to Section 2.10(a) upon the occurrence of a Change in Control.

                  (b) MANDATORY REDUCTION FROM NET CASH PROCEEDS. If and whenever Holdings or the Borrower or any Borrower Subsidiary receives any Net Cash Proceeds, the Revolving Commitments shall be reduced (i) in the case of any Net Cash Proceeds of the type described in clause (a) in the definition thereof and required to be applied to prepay Revolving Loans pursuant to Section 2.10(i), on the first Business Day after receipt thereof by an amount equal to the Net Cash Proceeds so received, and (ii) in the case of any Net Cash Proceeds of the type described in clause (b) in the definition thereof and required to be applied to prepay Revolving Loans pursuant to Section 2.10(i), on the 301st day after receipt thereof by an amount equal to the amount of such Net Cash Proceeds determined (as set forth in such clause (b)) as of the 300th day after receipt thereof.

                  (c) OPTIONAL TERMINATION OR REDUCTION. The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments, provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000, (ii) the Borrower shall not terminate or reduce the Revolving Commitments if and to the extent that, after giving effect to such termination or reduction and any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the sum of the Total Revolving Credit Exposures would exceed the total Revolving Commitments, and (iii) the Borrower shall not terminate or reduce the Revolving Commitments if and to the extent that, after giving effect to such termination or reduction and any concurrent discharge of Letters of Credit and the Borrower's liabilities with respect to LC Disbursements that has been approved in writing by the Issuing Bank in its sole discretion, the LC Exposure would exceed the total Revolving Commitments.

                  (d) NOTICE. The Borrower shall notify the Administrative Agent whenever any reduction of the Revolving Commitments is to become effective pursuant to Section 2.8(b) and of any election by the Borrower to terminate or reduce the Revolving Commitments under Section 2.8(c). Such notice shall be given at least three Business Days prior to the effective date of such termination or reduction, specifying such termination or the amount and source of such reduction and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.8(d) shall be irrevocable.

                  (e) PERMANENT AND RATABLE. Any termination and each reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Revolving Lenders in accordance with their respective Revolving Commitments.

                  (f) DEPOSIT OF CASH COLLATERAL. If on any date the LC Exposure exceeds the Revolving Commitments in effect on such date, the Borrower shall on such date deposit cash collateral in an amount equal to 105% of such excess on the terms set forth in Section 2.5(k).

                  SECTION 2.9. REPAYMENT OF LOANS: EVIDENCE OF DEBT.

                  (a) REVOLVING LOANS; SWINGLINE LOANS. The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Credit Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Credit Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made. In addition, the Borrower shall repay all outstanding Swingline Loans on each date that a Revolving Borrowing is made and, in any event, upon demand by the Swingline Lender at any time.

                  (b) TERM B LOANS. The Borrower shall repay to each Term B Lender (in accordance with the provisions of Section 2.16(a)) the aggregate principal amount of all Term B Loans owing to such Lender in consecutive semiannual and quarterly installments according to the amortization schedule set forth below (as the same may be adjusted for prepayments pursuant to Section 2.10) until such principal amount has been paid in full. Such installments (other than the last installment owing hereunder with respect to the Term B Loans, which shall be due and payable on the Term B Maturity Date) shall be due and payable on the last Business Day of each March and September of each year until March 2005 and on the last Business Day of each March, June, September and December thereafter (each a "Term B Payment Date"), commencing June 30, 2005, and each such installment payable to each Term B Lender shall be in an amount equal to such Term B Lender's Applicable Term B Percentage of the amount set forth below opposite the date of such Term B Payment Date:

                                  TERM B LOANS

                      TERM B LOAN PAYMENT DATE                                 INSTALLMENT
                      ------------------------                                 -----------
                          September 2000                                          $500,000
                          March 2001                                               500,000
                          September 2001                                           500,000
                          March 2002                                               500,000
                          September 2002                                           500,000
                          March 2003                                               500,000
                          September 2003                                           500,000
                          March 2004                                               500,000
                          September 2004                                           500,000
                          March 2005                                               500,000
                          June 2005                                             11,875,000
                          September 2005                                        11,875,000
                          December 2005                                         11,875,000
                          March 2006                                            11,875,000
                          June 2006                                             11,875,000
                          September 2006                                        11,875,000
                          December 2006                                         11,875,000
                          March 2007                                            11,875,000

                                   TOTAL                                      $100,000,000

provided, however that the last such installment shall be in the amount necessary to repay in full the aggregate unpaid principal amount of all outstanding Term B Loans and shall, in any event, be due and payable on the Term B Maturity Date.

                  (c) LENDER'S LOAN ACCOUNT. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (d) ADMINISTRATIVE AGENT'S RECORDS. The Administrative Agent shall maintain records in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (e) PRIMA FACIE EVIDENCE. The entries made in the accounts maintained pursuant to Section 2.9(c) and Section 2.9(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein, but the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans, and to pay interest on the Loans, in accordance with the terms of this Agreement.

                  (f) ISSUANCE OF NOTE. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.10. PREPAYMENT OF LOANS.

                  (a) UPON A CHANGE IN CONTROL. Upon written demand by the Required Lenders, if such demand is made after the occurrence of any Change in Control and prior to the 60th day following the date on which the Borrower gives the Administrative Agent and Lenders written notice of the occurrence of such Change in Control and if such demand has not previously been waived in writing by the Required Lenders, the Borrower shall, on the first Business Day after such demand, prepay in full all outstanding Revolving Loans, all outstanding Term B Loans and all outstanding Swingline Loans and deposit cash collateral in an amount equal to 105% of the then LC Exposure on the terms set forth in
Section 2.5(k).

                  (b) AT THE BORROWER'S OPTION. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section 2.10.

                  (c) UPON TERMINATION OR REDUCTION OF THE COMMITMENTS. In the event of any termination of the Revolving Commitments, the Borrower shall, on the effective date of such termination, repay or prepay all outstanding Revolving Loans and all outstanding Swingline Loans and deposit cash collateral in an amount equal to 105% of the then LC Exposure on the terms set forth in
Section 2.5(k). If upon any partial reduction of the Revolving Commitments the aggregate Total Revolving Credit Exposure would exceed the aggregate Revolving Commitments after giving effect to such reduction, the Borrower shall, on the effective date of such reduction, prepay Revolving Borrowings or Swingline Loans (or a combination thereof) in an amount sufficient to eliminate such excess and if after giving effect to the repayment of all Revolving Borrowings and Swingline Loans any such excess remains outstanding, deposit cash collateral in an amount equal to 105% of such remaining excess on the terms set forth in
Section 2.5(k).

                  (d) NET CASH PROCEEDS. If and whenever Holdings or the Borrower or any Borrower Subsidiary receives any Net Cash Proceeds, the Borrower shall prepay the Term B Loans and/or the Revolving Loans, and/or the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in Section 2.10(i)) (i) in the case of any Net Cash Proceeds of the type described in clause (a) in the definition thereof, on the first Business Day after receipt thereof by an amount equal to the Net Cash Proceeds so received, and (ii) in the case of any Net Cash Proceeds of the type described in clause (b) in the definition thereof, on the 301st day after receipt thereof by an amount equal to the amount of such Net Cash Proceeds determined (as set forth in such clause (b)) as of the 300th day after receipt thereof.

                  (e) EXCESS CASH FLOW. Within the earlier of five days after delivery of the annual financial statements pursuant to Section 5.1(a) and 95 days following the end of each fiscal year beginning with the fiscal year ending December 31, 2000, the Borrower shall prepay the Term B Loans and/or the Revolving Loans, and/or the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in Section 2.10(i)), in an aggregate principal amount equal to 50% of the amount of the total Excess Cash Flow of the Borrower and its Subsidiaries for such fiscal year.

                  (f) EXCESS INCURRENCE. If, notwithstanding the provisions of Sections 3.2, 6.15 and 6.16, any Revolving Borrowing shall be made hereunder which exceeds the amount permitted to be borrowed in compliance with Section 3.2, 6.15 or 6.16 as of the incurrence of such Borrowing, the Borrower shall immediately prepay such Borrowing in an amount equal to such excess so that the amount borrowed in respect of such Borrowing (after giving effect to such prepayment) shall not exceed the amount permitted to be borrowed as of the incurrence of such Borrowing in compliance with Section 3.2, 6.15 and 6.16.

                  (g) SELECTION OF BORROWINGS TO BE PREPAID. Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to Section 2.10(h), but, in any event, each prepayment of Borrowings shall be applied to prepay ABR Borrowings before any other Borrowings.

                  (h) NOTICE OF PREPAYMENT. The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, two Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.2, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

                  (i) APPLICATION OF PREPAYMENTS. Each prepayment under this
Section 2.10 (other than any optional prepayment of Revolving Loans and other than any prepayment of Revolving Loans pursuant to Section 2.10(f)) shall be applied first to the prepayment of the Term B Loans pro rata in accordance with the outstanding principal amounts thereof until the Term B Loans are paid in full and thereafter to the prepayment of the Revolving Loans and to the permanent reduction of the Revolving Commitments (it being understood that the Revolving Commitments shall be reduced by the full amount of any such required prepayment of Revolving Loans whether or not any Revolving Loans are then outstanding, except that no permanent reduction of the Revolving Commitments shall be required in connection with a prepayment under Section 2.10(b), 2.10(e) or 2.10(f)). Prepayments of Term B Loans shall be applied pro rata in accordance with the outstanding principal amounts thereof.

                  SECTION 2.11. FEES.

                  (a) COMMITMENT FEES. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the rate of 0.50% per annum applied from day to day on the unused amount of the Revolving Commitment of such Revolving Lender on such day for the period from and including the date of this Agreement to but excluding the date on which the Revolving Commitments are terminated. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on June 30, 2000. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

                  (b) LETTER OF CREDIT PARTICIPATION AND FRONTING FEES. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate equal to the Applicable Eurodollar Margin for Revolving Loans (as in effect from day to day as such participation fee accrues) on the day to day amount of such Revolving Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) for each day during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure. The Borrower also agrees to pay to the Issuing Bank, solely for the Issuing Bank's own account, a fronting fee which shall accrue at the rate of 1/4 of 1% per annum on the day to day amount of the LC Exposure for each day during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Restatement Effective Date, and, in addition, all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this Section 2.11(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) CITICORP FEES. The Borrower agrees to pay to Citicorp USA, for its own account and for account of the Arranger, fees payable in the amounts and at the times separately agreed upon between the Borrower, the Administrative Agent and the Arranger.

                  (d) FEES DUE AND NONREFUNDABLE. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                  SECTION 2,12, INTEREST.

                  (a) EURODOLLAR BORROWINGS. The Loans comprising each Eurodollar Borrowing shall bear interest for each day of each Interest Period selected for such Borrowing in conformity with the provisions of this Agreement at the Adjusted LIBO Rate determined for such Interest Period plus the Applicable Eurodollar Margin determined as of such day.

                  (b) ABR BORROWINGS AND OTHER OBLIGATIONS. The Loans comprising each ABR Borrowing (including each Swingline Loan) and, except to the extent interest accrues thereon as set forth in Section 2.12(a), all other Loans, reimbursement liabilities for LC Disbursements and other Obligations at any time outstanding (other than interest) shall bear interest for each day at the Alternate Base Rate in effect for such day plus the Applicable ABR Margin determined as of such day.

                  (c) INTEREST AFTER EVENT OF DEFAULT. Notwithstanding the provisions of Section 2.12(a) and Section 2.12(b), if and for as long as any amount due for principal of or interest on any Loan or any reimbursement liability for LC Disbursements remains unpaid and, in addition, for each day on which any Event of Default has occurred and is continuing, any and all outstanding Loans (whether or not then due and payable), reimbursement liabilities for LC Disbursements and other monetary Obligations then due and payable shall bear interest, after as well as before judgment, at a rate per annum equal to
(i) in the case of any Eurodollar Borrowing for which the Interest Period has not then expired, 2 % per annum plus the rate (including the Applicable Eurodollar Margin) otherwise applicable to such Eurodollar Borrowing as provided in Section 2.12(a) or (ii) in the case of any other Loan, reimbursement liability or other Obligation then outstanding, 2 % per annum plus the rate (including Applicable ABR Margin) then applicable to ABR Borrowings as provided in Section 2.12(b).

                  (d) PAYMENT OF INTEREST. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments, except that, in any event, (A) interest accrued pursuant to Section 2.12(c) shall be payable on demand, (B) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (e) COMPUTATION OF INTEREST. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on Citibank's base rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.13. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                           (i)the Administrative Agent determines (which
                  determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                           (ii) the Administrative Agent is advised by the
                  Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any

Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

                  SECTION 2.14. YIELD PROTECTION.

                  (a) INCREASED COSTS. If any Change in Law shall:

                           (i) impose, modify or deem applicable any reserve,
                  special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                           (ii) impose on any Lender or the Issuing Bank or the
                  London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) CAPITAL COSTS. If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements increases or would have the effect of increasing the amount or cost of capital required or expected to be maintained by such Lender or any corporation controlling such Lender or Issuing Bank, or reduces or would have the effect of reducing the rate of return on such capital, and such Lender or Issuing Bank reasonably determines that the amount or cost of such capital is increased, or the rate of return thereon is reduced, by or based upon the existence or funding of such Lender's or Issuing Bank's commitment to make loans and issue or participate in letters of credit under this Agreement and other commitments of this type, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then, within three Business Days after demand by such Lender or Issuing Bank, the Borrower shall pay to such Lender or Issuing Bank, from time to time as specified by such Lender or Issuing Bank, additional amounts sufficient to compensate such Lender or Issuing Bank in the light of such circumstances, to the extent that such Lender or Issuing Bank in good faith determines such increase in capital, or reduction in the rate of return, to be allocable to the existence or funding of its commitment.

                  (c) PROOF OF COSTS. A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in
Section 2.14(a) or Section 2.14(b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) LOOK-BACK LIMIT. The Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 2.14 for any increased costs or reductions incurred more than 90 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor, except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof. Subject to the foregoing, no failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.14 shall constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation.

                  (e) BREAKAGE COSTS. In the event of (i) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto, or (iv) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (B) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid, were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.14 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.15.TAXES.

                  (a) PAYMENTS FREE FROM TAXES. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes. If, nevertheless, the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) PAYMENT OF OTHER TAXES. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) TAX INDEMNITY. The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                  (d) DELIVERY OF RECEIPT. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) FOREIGN LENDER CERTIFICATION. Any Foreign Lender shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Foreign Lender's claiming exemption from U.S. Federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," a Form W-8BEN, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8BEN, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Notwithstanding any other provision of this Section 2.15(e), a Foreign Lender shall not be required to deliver any form pursuant to the preceding sentence of this Section 2.15(e) that such Foreign Lender is not legally able to deliver.

                  (f) EFFECT OF FAILURE TO COMPLY. The Borrower shall not be required to indemnify any Foreign Lender or to pay any additional amounts to any Foreign Lender in respect of U.S. Federal withholding tax pursuant to Section 2.15(a) or Section 2.15(c) to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Foreign Lender to comply with the provisions of Section 2.15(e). Should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall, at Lender's expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  SECTION 2.16. PAYMENTS; PRO RATA TREATMENT; SHARING OF
                                SETOFFS.

                  (a) PLACE, TIME AND MANNER OF PAYMENT. The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14 or Section 2.15 or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the offices of Citibank at 399 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, and 9.3 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in Dollars.

                  (b) APPLICATION OF PAYMENTS. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) DISPROPORTIONATE PAYMENTS. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans. If any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest. The provisions of this Section 2.16(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Borrower Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.16(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) PAYMENT RELIANCE. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the

Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) LENDER'S FAILURE TO FUND. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(c), 2.5(d), 2.5(e), 2.6(b), 2.16(d) or 9.3(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.17. REPLACEMENT OF LENDER. If any Lender gives notice of illegality pursuant to Section 2.7(g) or requests compensation under
Section 2.14 (other than pursuant to Section 2.14(e)), or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), but (in each case) only if (i) the Borrower has received the prior written consent of the Administrative Agent, and, if the affected Lender has a Revolving Commitment, the Issuing Bank and Swingline Lender, in each instance which consent shall not unreasonably be withheld, (ii) such Lender has received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                  ARTICLE III
                                   CONDITIONS

                  SECTION 3.1. EFFECTIVE DATE. The obligations of the Lenders to continue the Original Loans hereunder (as and to the extent set forth in Section 2.1) and to make the initial Loans hereunder and of the Issuing Bank to issue the initial Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.2):

                  (a) THIS AGREEMENT. The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) OMNIBUS CONSENT. The Administrative Agent shall have received counterparts of the Omnibus Consent signed on behalf of each Guarantor.

                  (c) PAYMENT OF INTEREST AND FEES UNDER ORIGINAL CREDIT AGREEMENT. The Administrative Agent shall have received, for the account of each Lender under the Original Credit Agreement, all accrued and unpaid fees and interest owing thereunder, including any applicable breakage charges.

                  (d) PERFECTION CERTIFICATE. The Administrative Agent shall have received a completed Perfection Certificate dated the Restatement Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, including (A) the results of a search for Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions listed on Schedule 4.14(c), (B) copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Agents that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.3 or have been released, and (C) Perfection Notices duly executed by the Loan Party that is the depositor on each deposit account as to which a Perfection Notice is required under Section 5.13(b).

                  (e) CLOSING CERTIFICATE. The Administrative Agent shall have received a certificate in substantially the form of Exhibit G, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in this Article III and confirming the other matters set forth in Exhibit G;

                  (f) CORPORATE MATTERS. The Administrative Agent shall have received such documents and certificates as any Agent or Lender may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Financing Transactions and any other legal matters relating to the Loan Parties or the Loan Documents, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (g) OPINION OF COUNSEL TO THE LOAN PARTIES. The Administrative Agent shall have received a favorable written opinion (addressed to each Agent and the Lenders and dated the Restatement Effective Date) of Katten Muchin Zavis, counsel for the Loan Parties, substantially in the form of Exhibit H and covering such other matters relating to the Loan Parties and the Loan Documents as the Administrative Agent or the Required Lenders may reasonably request. The Borrower and Holdings hereby request such counsel to deliver such opinions.

                  (h) FACILITY FEES AND COSTS. The Agents shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

                  (i) FINANCIAL STATEMENTS. The Lenders shall have received Holdings' and the Borrower's consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for the fiscal year ended December 31, 1999, setting forth in each case in comparative form the figures for the previous fiscal year, all audited (in the case of such consolidated statements) and reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to



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
the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

                  (j) FINANCIAL PROJECTIONS. The Lenders shall have received financial projections for Holdings Group on a consolidated basis for fiscal years 2000 through 2007, showing no material negative variances from the projections previously provided to the Administrative Agent and in form and substance reasonably satisfactory to the Agents.

                  (k) EQUITY FUNDING. The Borrower shall have received $30,000,000 in cash as paid-in equity capital from the issuance and sale of its common and preferred stock as set forth in the Restatement Effective Date Capitalization Table upon the terms and conditions set forth in the Equity Documents.

                  (l) NO OTHER DEBT. After giving effect to the transactions contemplated hereby, no member of the Holdings Group shall have any outstanding Indebtedness or preferred stock other than (i) Indebtedness created and outstanding under the Loan Documents, (ii) Senior Subordinated Notes issued by the Borrower and guaranteed (on a subordinated basis) by Borrower Subsidiaries and outstanding on the terms set forth in the Senior Subordinated Note Indenture, (iii) Discount Debentures issued by Holdings and outstanding on the terms set forth in the Discount Debenture Indenture and not in any respect Guaranteed by the Borrower or any Borrower Subsidiary, (iv) the Holdings Preferred Stock described in the Restatement Effective Date Capitalization Table issued by Holdings and outstanding on the terms set forth in Holdings' Equity Documents, (v) other unsecured Indebtedness not exceeding $2,200,000 and (vi) Indebtedness in respect of Capital Lease Obligations not in excess of $300,000.

                  (m) NO LEGAL PROCEEDINGS. There shall be no litigation or administrative proceeding pending or threatened that, in the opinion of the Required Lenders, could reasonably be expected to have a Material Adverse Effect or to adversely affect the ability of the parties to consummate the Financing Transactions.

                  (n) NO VIOLATION. The consummation of the Financing Transactions and the other transactions contemplated hereby shall not (a) violate any applicable law, statute, rule or regulation or (b) conflict with, or result in a default or event of default under, any material agreement of any member of the Holdings Group (including, without limitation, the Discount Debenture Indenture and the Senior Subordinated Note Indenture), and the Lenders shall have received one or more legal opinions to such effect, satisfactory to the Agents, from counsel to the Loan Parties satisfactory to the Agents.

                  (o) CONSENTS AND APPROVALS. All consents and approvals required to be obtained from any Governmental Authority or other Person in connection with the transactions contemplated hereby shall have been obtained, all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome conditions and there shall be no action by any Governmental Authority, actual or threatened, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the transactions contemplated hereby:

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.2) at or prior to 3:00 p.m., New York City time, on April 30, 2000 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time and the Original Credit Agreement shall be reinstated).

                  SECTION 3.2. EACH CREDIT EVENT. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

                  (a) RENEWAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, as though made on and as of such date, other than any such representations or warranties that by their terms refer to a date other than the date of such Borrowing, issuance, amendment, renewal or extension, in which case such representations and warranties shall be true and correct as of such other date.

                  (b) NO DEFAULT. At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

                  (c) NO MATERIAL ADVERSE CHANGE. No event shall have occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (d) PRO FORMA COVENANT COMPLIANCE. After giving effect pro forma to such Borrowing and the application of the proceeds thereof and after giving effect pro forma to such issuance, amendment, renewal or extension, the Borrower and Holdings shall be in compliance with each of the covenants set forth in Sections 6.13, 6.14, and, if and to the extent applicable, 6.15 and
6.16 (computed on the basis of (i) Indebtedness (as defined herein or as defined in the Discount Debenture Indenture or the Senior Subordinated Note Indenture, as applicable) outstanding on the day of such Borrowing, issuance, amendment, renewal or extension and (ii) Adjusted Pro Forma EBITDA (or Consolidated EBITDA (as defined herein or as defined in the Discount Debenture Indenture or the Senior Subordinated Note Indenture, as applicable) determined as of the last day of the fiscal quarter then most recently ended). A schedule prepared by the Borrower and setting forth in reasonable detail the applicable computations with respect to Sections 6.15 and 6.16 shall be included with each Borrowing Request submitted when the amount of Senior Debt exceeds (before or after giving effect to such Borrowing), the Senior Debt Trigger Amount.

                  Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower and Holdings Party on the date thereof as to the matters specified in this Section 3.2.


                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

                  Each of the Borrower and Holdings represents and warrants to the Agents, Lenders and Issuing Bank that:

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
                  SECTION 4.1. ORGANIZATION; POWERS. Each member of the Holdings Group is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 4.2. AUTHORIZATION; ENFORCEABILITY. The Financing Transactions to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 4.3. GOVERNMENTAL APPROVALS; NO CONFLICTS. The Financing Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any member of the Holdings Group or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument governing Material Indebtedness of, or any other material agreement binding upon, any member of the Holdings Group or its assets, or give rise to a right thereunder to require any payment to be made by any member of the Holdings Group, and (d) will not result in the creation or imposition of any Lien on any asset of any member of the Holdings Group, except Liens created under the Loan Documents.

                  SECTION 4.4. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

                  (a) CONSOLIDATED FINANCIAL STATEMENTS. Holdings and the Borrower have heretofore furnished to the Lenders consolidated financial statements as of December 31, 1999 and December 31, 1998, audited by KPMG Peat Marwick LLP. Such financial statements are free of material misstatement and present fairly, in all material respects, the consolidated financial condition of Holdings and its consolidated Subsidiaries as of December 31, 1999 and December 31, 1998, and the results of operations and cash flows of Holdings and its consolidated Subsidiaries for the fiscal years ended December 31, 1999 and, December 31, 1998 in conformity with GAAP.

                  (b) INFORMATION MEMORANDUM. The factual statements made in the Information Memorandum are true and correct as of the time of preparation of the Information Memorandum and as of the date hereof in all material respects. The financial projections included in the Information Memorandum and the financial projections delivered to any of the Agents prior to date hereof were, as of the time of preparation thereof and as of the date hereof, based on the best information available to Holdings and the Borrower after due inquiry at the date thereof and on good faith estimates and assumptions believed by Holdings and the Borrower to be reasonable, subject to the uncertainties inherent in projections.

                  (c) PRO FORMA BALANCE SHEETS. Holdings and the Borrower have heretofore furnished to the Lenders the pro forma consolidated balance sheets of Holdings and of the Borrower as of December 31, 1999, prepared giving effect to the Financing Transactions as if the Financing Transactions had occurred on such date. Such pro forma consolidated balance sheets (i) were prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions were, at the time of preparation of the Information Memorandum, and are, as of the date hereof, believed by Holdings and the Borrower to be reasonable), (ii) were based on the best information available to Holdings and the Borrower after due inquiry at the date thereof, (iii) accurately reflect all adjustments necessary to give effect to the Financing Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of Holdings and its consolidated subsidiaries and the Borrower and its consolidated subsidiaries as of the Restatement Effective Date, as if the Financing Transactions had occurred on such date.

                  (d) INDEBTEDNESS. Neither Holdings nor the Borrower nor any Borrower Subsidiary has any outstanding Indebtedness other than (i) Indebtedness created and outstanding under the Loan Documents, (ii) Senior Subordinated Notes issued by the Borrower and guaranteed (on a subordinated basis) by Borrower Subsidiaries and outstanding on the terms set forth in the Senior Subordinated
Note Indenture, (iii) Discount Debentures issued by Holdings and outstanding on the terms set forth in the Discount Debenture Indenture and not in any respect Guaranteed by the Borrower or any Borrower Subsidiary, (iv) the Holdings Preferred Stock described in the Restatement Effective Date Capitalization Table issued by Holdings and outstanding on the terms set forth in Holdings' Equity Documents, (v) $2,200,000 in unsecured Indebtedness outstanding on the Restatement Effective Date, (vi) Indebtedness in respect of Capital Lease Obligations not in excess of $300,000 and (vii) Indebtedness incurred after the Restatement Effective Date and permitted to be incurred, and to remain outstanding, under Section 6.1.

                  (e) PREFERRED STOCK. Neither the Borrower nor any Borrower Subsidiary has any outstanding preferred stock or Disqualified Stock. Holdings has no outstanding preferred stock that constitutes Disqualified Stock.

                  (f) LIENS. None of the property or assets of Holdings or the Borrower or any Borrower Subsidiary is subject to any Lien except Liens permitted to be incurred, and to remain outstanding, under Section 6.3.



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
                  (g) NO CONTINGENT LIABILITIES, UNUSUAL COMMITMENTS OR UNREALIZED LOSSES. Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Financing Transactions, no member of the Holdings Group has, as of the Restatement Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

                  (h) FINANCIAL STATEMENTS. Each financial statement delivered by any member of the Holdings Group at any time after the Restatement Effective Date pursuant to Section 5.1 is free of material misstatement and presents fairly, in all material respects, the assets of the Person or consolidated group that is the subject thereof as of the date thereof and the results of operations and cash flows of such Person or group for the period therein described ended such date, in conformity with GAAP but subject (except in the case of audited year-end financial statements) to year-end adjustments.

                  (i) NO MATERIAL ADVERSE EVENT. Since December 31, 1999, there has been no material adverse change in the business, assets, operations, material agreements, prospects or condition, financial or otherwise, of (i) the "Assets" and "Business" described in the Original Asset Purchase Agreements (as such terms are defined therein) or (ii) the Borrower and Borrower Subsidiaries, taken as a whole, or (iii) Holdings and the Subsidiaries, taken as a whole, and no event has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

                  SECTION 4.5. PROPERTIES.

                  (a) TITLE. Except as disclosed in Schedule 4.5(a), each member of the Holdings Group has good title to all its personal property material to its business, except for Liens permitted to be incurred and to remain outstanding under Section 6.3, minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) INTELLECTUAL PROPERTY. Each member of the Holdings Group owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Holdings Group does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Schedule 4.5(b) sets forth all interests in any such property that are owned by or registered in the name of any Loan Party or any agent or nominee acting for any Loan Party and the registration data as to all such property so registered.

                  (c) REAL PROPERTY. Schedule 4.5(c) sets forth the address of each real property that is owned or leased by the Holdings Group as of the Restatement Effective Date.

                  (d) THE BORROWER AND HOLDINGS. The Borrower is a Wholly-Owned Subsidiary of Holdings. Holdings owns no assets other than the common stock of the

Borrower and conducts no business or activities other than the ownership of such common stock and activities incidental thereto.

                  (e) BORROWER SUBSIDIARIES. The Unrecovered Investment of any and all members of the Holdings Group in Partially-Owned Subsidiaries does not exceed $20,000,000. Except for such Partially-Owned Subsidiaries, each Borrower Subsidiary is Wholly-Owned by the Borrower.

                  (f) AMENDMENT OF SCHEDULES. The Borrower may at any time unilaterally amend Schedule 4.5(b) or Schedule 4.5(c) to reflect any Permitted Acquisition or any Transfer of assets permitted under this Agreement, by giving written notice thereof to the Administrative Agent and the Lenders. To be effective, such notice must state conspicuously that it constitutes an amendment to certain factual matters relating to the property of the Loan Parties set forth in Section 4.5 of this Agreement and any changes to such Schedules must be conspicuously marked.

                  SECTION 4.6. LITIGATION AND ENVIRONMENTAL MATTERS.

                  (a) NO LEGAL PROCEEDINGS. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting any member of the Holdings Group (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Financing Transactions.

                  (b) ENVIRONMENTAL MATTERS. Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no member of the Holdings Group (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

                  (c) DISCLOSED MATTERS. Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

                  SECTION 4.7. COMPLIANCE WITH LAWS AND AGREEMENTS. Each member of the Holdings Group is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

                  SECTION 4.8. INVESTMENT AND HOLDING COMPANY STATUS. No member of the Holdings Group is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 4.9. TAXES. Each member of the Holdings Group has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which member, as applicable, has set aside on its books adequate reserves.

                  SECTION 4.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The "amount of unfunded benefit liabilities," as defined in Section 4001(18) of ERISA, as of the last day of the most recent plan year does not exceed $500,000 for any one Plan and does not exceed $1,000,000 for all Plans.

                  SECTION 4.11. DISCLOSURE. The Borrower and Holdings have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any member of the Holdings Group is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that, with respect to projected financial information, the Borrower and Holdings represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  SECTION 4.12. SUBSIDIARIES. Holdings does not have any subsidiaries other than the Borrower and the Borrower Subsidiaries. Schedule
4.12 sets forth the name of, and the ownership interest of Holdings in, each Subsidiary of Holdings and identifies each Subsidiary that is a Loan Party, in each case as of the Restatement Effective Date.

                  SECTION 4.13. SOLVENCY. Immediately upon the consummation of the Financing Transactions on the Restatement Effective Date, immediately following the making of each Loan made on the Restatement Effective Date and after giving effect to the application of the proceeds of such Loans, and immediately upon the making of each Loan and the issuance, amendment or renewal of each Letter of Credit at any time after the Restatement Effective Date, and, in the case of each Guarantor, after giving effect to the liability incurred by it under the Guaranty, Indemnity and Subordination Agreement (subject to the limitation of liability set forth in Section 2.5 thereof) and the rights granted to such Guarantor thereunder, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;
(c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Restatement Effective Date.

                  SECTION 4.14. THE COLLATERAL.

                  (a) PLEDGE AND SECURITY AGREEMENTS. The Pledge and Security Agreements are effective to create in favor of the Administrative Agent, for the ratable benefit of the holders of Obligations, a legal, valid and enforceable security interest in any and all present and future interests held or at any time acquired by any Loan Party in any of the property therein described as collateral.

                  (b) PLEDGED COLLATERAL. All Securities in which any Loan Party owns any interest (other than Permitted Cash Investments) are Certificated Securities. All such Certificated Securities, all Subsidiary Notes and Holdings Notes, and all Instruments in which any Loan Party owns any interest have been delivered to the Administrative Agent, in pledge as security for the Obligations. The Administrative Agent's security interest therein constitutes a fully perfected first priority and sole Lien on, and security interest in, all right, title and interest of each Loan Party in all such Certificated Securities, Subsidiary Notes, Holdings Notes and Instruments, in each case free from any adverse claim and prior and superior in right to any other Person.
Schedule 4.14(b) sets forth all Certificated Securities, Subsidiary Notes, Holdings Notes and Instruments that have been delivered to, and are held in pledge by, the Administrative Agent.

                  (c) FINANCING STATEMENTS. Duly completed and executed financing statements covering all of the Collateral have been duly filed, and remain effectively on file, in each filing office in each jurisdiction in which the filing of a financing statement is required or permitted in order to perfect the Administrative Agent's security interest in any and all of the Collateral, and such financing statements are sufficient to perfect the Administrative Agent's security interest to the extent such security interest can be perfected by filing a financing statement in each such jurisdiction. Schedule 4.14(c) sets forth all filing offices in each jurisdiction in which a financing statement is required to be filed, in order to perfect the Administrative Agent's security interest in any and all of the Collateral. The Security Documents together with the filing of such financing statements create a valid, enforceable and fully perfected Lien on, and security interest in, any and all of the property of the Loan Parties except the Excluded Assets and any Miscellaneous Unpledged Assets, and such Lien and security interest is prior and superior in right to any Lien held by any other Person, except any Lien that both (i) is expressly permitted by Section 6.3 and (ii) either (A) is permitted under Section 6.3(iii) or
Section 6.3(iv) or (B) is imposed by law and is entitled, as a matter of law, to priority over a security interest that was duly perfected before such Lien attached.

                  (d) TRADEMARKS AND COPYRIGHTS. The Trademark Assignment (and each supplement thereto reflecting the addition of any Loan Party or the addition of property acquired by a Loan Party after the Original Effective Date) is in form sufficient for filing and has been duly filed in the United States Patent and Trademark Office and, after giving effect to the financing statements referred to in Section 4.14(c), constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in all property described therein in which any Loan Party has any interest as to which a security interest may be perfected or any transfer may be recorded by filing, recording or registration in the United States Patent and Trademark Office, in each case prior and superior in right to any other Person. The Copyright Security Agreement (and each supplement thereto reflecting the addition of any Loan Party or the addition of any property acquired by a Loan Party after the Original Effective Date) is in form sufficient for filing and has been duly filed in the United States Copyright Office and, after giving effect to the financing statements referred to in Section 4.14(c), constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in all property described therein in which any Loan Party has any interest as to which a security interest may be perfected or any transfer may be recorded by filing, recording or registration in the United States Copyright Office, in each case prior and superior in right to any other Person.
Schedule 4.14(d) sets forth a listing of all such property.

                  (e) AMENDMENT OF SCHEDULES. The Borrower may at any time unilaterally amend Schedule 4.14(b), Schedule 4.14(c) or Schedule 4.14(d) to reflect any transaction permitted under this Agreement, by giving written notice thereof to the Administrative Agent and the Lenders. To be effective, such notice must state conspicuously that it constitutes an amendment to certain factual matters relating to the Collateral set forth in Section 4.14 of this Agreement and any changes to such Schedules must be conspicuously marked.

                  SECTION 4.15. FEDERAL RESERVE REGULATIONS.

                  (a) NOT IN MARGIN CREDIT BUSINESS. No member of the Holdings Group is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

                  (b) PROCEEDS NOT USED. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

                  (c) ASSETS. Less than 25 % of the assets of the Holdings Group on a consolidated basis consist of Margin Stock.

                                   ARTICLE V.
                              AFFIRMATIVE COVENANTS

                  Until the Revolving Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Borrower and Holdings covenants and agrees with the Lenders that:

                  SECTION 5.1. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower and Holdings will furnish to each Agent and each Lender:

                  (a) YEAR-END STATEMENTS. Commencing with the fiscal year ending December 31, 1999, within 90 days after the end of each fiscal year of Holdings and the Borrower, each of their consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited (in the case of such consolidated statements) and reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) QUARTERLY STATEMENTS. Commencing with the fiscal quarter ending March 31, 2000, within 45 days after the end of each fiscal quarter of Holdings and the Borrower, each of their consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;



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
                  (c) MONTHLY STATEMENTS. Within 30 days after the end of each month, commencing February 2000, consolidated balance sheets for Holdings and for the Borrower and related statements of operations and stockholders' equity as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and setting forth in comparative form the figures for the same items per the Borrower's operating budget for such fiscal year;

                  (d) CERTIFICATE AS TO DEFAULTS. Concurrently with any delivery of financial statements under Section 5.1(a) or Section 5.1(b), a certificate of a Financial Officer of Holdings (in the form of a Compliance Certificate or in such other form as may reasonably be requested from time to time by the Administrative Agent or the Required Lenders) (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with
Section 6.12, Section 6.13 and Section 6.14 and the other information requested in the Compliance Certificate, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.4(a) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (e) ACCOUNTANT'S STATEMENT. Concurrently with any delivery of financial statements under Section 5.1(a), a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (f) ANNUAL OPERATING PLAN. Within 30 days following the commencement of each fiscal year of Holdings and the Borrower, a detailed consolidated and consolidating operating budget for such fiscal year (including projected consolidated balance sheets and related statements of projected operations and cash flow as of the end of and for such fiscal year) and financial projections for the five-year period commencing with such fiscal year and, promptly when available, any significant revisions of such budget or projections;

                  (g) SEC REPORTS. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any member of the Holdings Group with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be;

                  (h) ACCOUNTANT'S REPORTS. Promptly upon receipt thereof, copies of all reports submitted to Holdings or the Borrower by independent certified public accountants


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
in connection with each annual, interim or special audit of the books of the Borrower or any of its Subsidiaries made by such accountants, including any management letter commenting on the Borrower's internal controls submitted by such accountants to management in connection with their annual audit; and

                  (i) OTHER INFORMATION. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any member of the Holdings Group, or compliance with the terms of any Loan Document, as any Agent or any Lender may reasonably request.

                  SECTION 5.2. NOTICES OF MATERIAL EVENTS. The Borrower and Holdings will furnish to each Agent and each Lender prompt written notice of the following:

                  (a) DEFAULT. The occurrence of any Default;

                  (b) LEGAL PROCEEDINGS. The filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any member of the Holdings Group or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) ERISA EVENTS. The occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect, or the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA; and

                  (d) MATERIAL ADVERSE EVENTS. Any other event that results in, or could reasonably be expected to result in, a Material Adverse Effect.

                  Each notice delivered under this Section 5.2 shall be accompanied by a statement of a Financial Officer or other executive officer of Holdings and the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 5.3. REGARDING THE COLLATERAL.

                  (a) CHANGES IN FACTUAL INFORMATION. The Borrower and Holdings will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in any Loan Party's identity or corporate structure, (iv) resulting in any tangible Collateral being located in any jurisdiction in which a financing statement must be, but has not been, filed in order to perfect the Administrative Agent's liens, (v) in respect of any patents, trademarks copyrights or applications therefor owned by or licensed to any Loan Party, or
(vi) in any Loan Party's


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
Federal Taxpayer Identification Number. The Borrower and Holdings will not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral and will promptly notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

                  (b) ANNUAL PERFECTION CERTIFICATE. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.1(a), Holdings shall deliver to the Administrative Agent a Perfection Certificate duly executed by a Financial Officer of the Borrower and Holdings setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Restatement Effective Date or the date of the most recent certificate delivered pursuant to this Section 5.3(b).

                  SECTION 5.4. EXISTENCE; CONDUCT OF BUSINESS. Except as permitted under Section 5.13, the Borrower and Holdings will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business.

                  SECTION 5.5. PAYMENT OF OBLIGATIONS. The Borrower and Holdings will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations in a material amount, before the same shall become delinquent or in default, and pay or discharge, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon it or its income, profits or property and all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property, except (in each case) where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) it has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and no Lien arises or is created to secure such obligation (except a Lien created by law to secure an ad valorem tax or the claim of a mechanic or materialman claim if the enforcement of such Lien is suspended or stayed) and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.6. MAINTENANCE OF PROPERTIES. The Borrower and Holdings will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  SECTION 5.7. INSURANCE.

                  (a) MAINTENANCE OF INSURANCE. The Borrower and Holdings will, and will cause each of the Subsidiaries to, maintain insurance with financially sound and reputable insurers in amounts and with coverages consistent with prudent industry practice.

                  (b) LIABILITY COVERAGE. All commercial general liability policies maintained by any Loan Party shall be endorsed to name the Administrative Agent as an additional insured.

                  SECTION 5.8. CASUALTY AND CONDEMNATION. The Borrower and Holdings will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

                  SECTION 5.9. BOOKS AND RECORDS; INSPECTION AND AUDIT RIGHTS. The Borrower and Holdings will, and will cause each of the Subsidiaries to, (i) keep proper


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
books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities, and
(ii) permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. Except when a Default has occurred and is continuing, reimbursement under Section 9.3 for costs incurred by the Administrative Agent in connection therewith shall not be demanded by the Administrative Agent in respect of more than one such visit, inspection and discussion in any one fiscal year and may not be demanded by any other Lender.

                  SECTION 5.10. COMPLIANCE WITH LAWS. The Borrower and Holdings will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.11. USE OF PROCEEDS AND LETTERS OF CREDIT. The proceeds of all credit extended to the Borrower hereunder will be used only for lawful corporate purposes of the Borrower that are permitted under this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

                  SECTION 5.12. ADDITIONAL BORROWER SUBSIDIARIES. If any Person becomes a Borrower Subsidiary after the Restatement Effective Date, the Borrower and Holdings will, within ten days after such Borrower Subsidiary is formed or acquired, (a) notify the Administrative Agent and the Lenders thereof, (b) cause such Borrower Subsidiary to execute and deliver, and endorse and deliver to the Administrative Agent in pledge, a Subsidiary Note in an amount equal to all Investments in such Borrower Subsidiary made or maintained, or contemplated to be made or maintained, by any member of the Holdings Group, except Investments by the Borrower in the common equity capital of such Borrower Subsidiary, (c) cause all Equity Interests in such Borrower Subsidiary owned by any Loan Party to be represented by Security Certificates duly issued by such Borrower Subsidiary and transferred and delivered to the Administrative Agent in pledge pursuant to the applicable Pledge and Security Agreement, and (d) cause such Borrower Subsidiary to become a party to the Guaranty, Indemnity and Subordination Agreement and each applicable Security Document and take such actions to create and perfect Liens on such Borrower Subsidiary's assets to secure its liability under its Subsidiary Note and under the Guaranty, Indemnity and Subordination Agreement as the Administrative Agent or the Required Lenders may reasonably request; PROVIDED, that any Borrower Subsidiary that both (i) is a Partially-Owned Subsidiary acquired in a Permitted Acquisition and (ii) has not Guaranteed any other Indebtedness of any member of the Holdings Group and is not required to Guarantee any such Indebtedness under any indenture or agreement governing such Indebtedness shall be permitted (for as long as the conditions in clauses (i) and (ii) hereof are satisfied) (A) to limit its liability under the Guarantee, Indemnity and

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
Subordination Agreement to an amount equal to the amount from time to time outstanding on its Subsidiary Note and (B) to limit the security interests granted by it under the Security Documents so that they secure an amount equal to the amount from time to time outstanding on its Subsidiary Note.

                  SECTION 5.13. FURTHER ASSURANCES.

                  (a) UPON REQUEST. Each of the Borrower and Holdings will, and will cause each Subsidiary to, from time to time upon the request of the Administrative Agent or the Required Lenders through the Administrative Agent, at the expense of the Loan Parties, execute, deliver and acknowledge all instruments, assignments, security agreements, financing statements or other documents and take all other actions as the Administrative Agent or such Required Lenders may in good faith deem necessary or appropriate to create, perfect, ensure the priority of, protect or (if an Event of Default is continuing at the time) lawfully enforce a Lien in favor of the Administrative Agent for the ratable benefit of the holders of the Obligations upon any property (whether now owned or hereafter acquired, whether tangible or intangible, whether real, personal or mixed, and wherever located) in which Holdings or the Borrower or any Subsidiary has or may have any interest, except
(i) Excluded Assets, (ii) Miscellaneous Unpledged Assets, and (iii) assets of any Borrower Subsidiary that (A) is a Partially-Owned Subsidiary acquired in a Permitted Acquisition, (B) has not Guaranteed any other Indebtedness of any member of the Holdings Group and is not required to Guarantee any such Indebtedness under any indenture or agreement governing such Indebtedness, and
(C) has no Indebtedness outstanding to, and has not received the proceeds of any Investment from, any member of the Holdings Group.

                  (b) CASH IN BANK. Except as to Miscellaneous Unpledged Assets, each of the Borrower and Holdings will, and will cause each Loan Party to, (i) maintain any and all of its bank deposits and bank deposit accounts at a bank selected by it that either (A) is located in a state under the laws of which a security interest in bank deposits and deposit accounts may be created under the Uniform Commercial Code and perfected by the giving of a Perfection Notice to the depositary bank and the receipt of any required consent thereto from the depositary bank, without any requirement that the holder of such security interest maintain dominion or control over such bank deposits and deposit accounts, in which event the Borrower will give notice of the existence of the Administrative Agent's security interest in each such deposit account and any and all present and future deposits therein, by delivery of a Perfection Notice to the depositary bank and obtaining any and all required consents from the depositary bank or as otherwise required under such laws to perfect the Administrative Agent's security interest therein, at or within 30 days after the opening of such deposit account or (B) has entered into a control agreement or other arrangements on terms and conditions satisfactory to the Administrative Agent and sufficient to perfect the Administrative Agent's security interest therein, and (ii) grant and permit no other Lien on any such bank deposits or deposit accounts.

                  (c) PERMITTED CASH INVESTMENTS. Except as to Miscellaneous Unpledged Assets, each of the Borrower and Holdings will, and will cause each Loan Party to, maintain any and all Permitted Cash Investments in such manner as may be required to ensure that the Administrative Agent at all times holds a duly perfected first and sole security interest therein as security for the Obligations.

                  (d) UNPLEDGED ASSETS. If at any time the Administrative Agent does not hold a duly created, enforceable and perfected Lien as security for the Obligations upon any property or assets of any Loan Party other than Excluded Assets and Miscellaneous Unpledged Assets, the Borrower and Holdings will notify the Agents and the Lenders thereof and will take such action as may be necessary to cause all assets of each Loan Party (except Excluded Assets and Miscellaneous Unpledged Assets) to be subjected to a duly created, enforceable and perfected Lien in favor of the Administrative Agent as security for the Obligations and will take, and cause each Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent or Required Lenders to grant and perfect such Liens, including actions described in Section 5.13(a), all at the expense of the Loan Parties.

                  SECTION 5.14. FISCAL YEAR. The Borrower and Holdings will, and will cause each Subsidiary to, maintain a fiscal year that ends on December 31.

                                  ARTICLE VI.
                               NEGATIVE COVENANTS

                  Until the Revolving Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Borrower and Holdings covenants and agrees with the Lenders that:

                  SECTION 6.1. INDEBTEDNESS.

                  (a) GENERALLY. The Borrower and Holdings will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                           (i) Indebtedness created under the Loan Documents;

                           (ii) Indebtedness of the Borrower under the Senior Subordinated Notes and the guarantees thereof (on a subordinated basis) by Borrower Subsidiaries, on the terms set forth in the Senior Subordinated Note Indenture and in an aggregate principal amount not exceeding $180,000,000;

                           (iii) Indebtedness of Holdings under the Discount Debentures, on the terms set forth in the Discount Debenture Indenture;

                           (iv) Indebtedness of Holdings or any Borrower Subsidiary to the Borrower evidenced by a Holdings Note or a Subsidiary Note, as the case may be, held by the Administrative Agent in pledge pursuant to the Pledge and Security


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
         Agreements (and, in the case of Holdings, the aggregate principal amount of such Indebtedness shall not exceed the amount of loans permitted to be made to Holdings under Sections 6.8(a)(iv), (v) and
         (vi)) , and Indebtedness of the Borrower to any Borrower Subsidiary if
         (i) all amounts at any time due from such Borrower Subsidiary to the Borrower have been repaid in cash and (ii) such Indebtedness of the Borrower is subordinated in right of payment to the Obligations as set forth in the Guaranty, Indemnity and Subordination Agreement;

                           (v) Deferred Acquisition Consideration incurred at the consummation of a Permitted Acquisition by the Borrower or by the Borrower Subsidiary that is the purchaser in such Permitted Acquisition and, if incurred by any such Borrower Subsidiary, Guaranties thereof by the Borrower;

                           (vi) Indebtedness under Hedging Agreements entered into in accordance with Section 6.7; and

                           (vii) other Indebtedness of the Borrower in an aggregate principal amount not exceeding $15,000,000 at any time outstanding,

PROVIDED, that the aggregate amount of "Purchase Money Indebtedness" (as defined in the Senior Subordinated Note Indenture) that also constitutes Deferred Acquisition Consideration shall not exceed $14,000,000 at any one time outstanding.

                  (b) ADDITIONAL LIMITATIONS. In addition to and notwithstanding the foregoing and notwithstanding any provision hereof or of any other Loan Document to the contrary (including, without limitation, Section 6.2(c)), the Borrower and Holdings will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness in reliance on the provisions of paragraph (b) of the exceptions to the Limitations on Incurrence of Additional Indebtedness and Disqualified Capital Stock contained in Section 1008 of each of the Discount Debenture Indenture and the Senior Subordinated Note Indenture..

                  SECTION 6.2. CERTAIN INTERESTS AND LIABILITIES.

                  (a) DISQUALIFIED STOCK. The Borrower and Holdings will not, and will not permit any Subsidiary to, issue or have outstanding any Disqualified Stock.

                  (b) ALL OBLIGATIONS ARE SENIOR INDEBTEDNESS. The Borrower hereby agrees that any and all Obligations (i) are and shall be (and are hereby designated as) "Senior Indebtedness" within the meaning of and for the purposes of the Senior Subordinated Note Indenture and (ii) are and shall be (and are hereby made) senior in right of payment, on the terms set forth in the Senior Subordinated Note Indenture, to the Senior Subordinated Notes and all "Obligations" (as defined in the Senior Subordinated Note Indenture) in respect of the Senior Subordinated Notes and all "Subsidiary Guarantees" (as defined in the Senior Subordinated Note Indenture) at any time issued under or pursuant to the Senior Subordinated Note Indenture.

                  (c) LIMITATION AS TO OTHER SENIOR INDEBTEDNESS. The Borrower will not, and will not permit any Subsidiary to, incur any Indebtedness or liabilities (other than the Obligations, the Holdings Notes, the Subsidiary Notes and Indebtedness permitted under Section 6.1(a)(vii)) that are designated as "Senior Indebtedness" within the meaning of or for the purposes of the Senior Subordinated Note Indenture.

                  (d) PREFERRED STOCK. The Borrower and Holdings will not, and will not permit any Subsidiary to, issue or have outstanding any preferred stock except preferred stock (i) which was issued by Holdings, (ii) in respect of which no Subsidiary has any liability, and (iii) which does not constitute Disqualified Stock. Holdings will not offer or agree to redeem, purchase or exchange any preferred stock issued by Holdings, including preferred stock outstanding under the Holdings Certificate of Designations, and will not permit any Subsidiary to do so. The redemption of any such preferred stock and the purchase of, or exchange for, any such preferred stock (including any redemption, purchase or exchange that Holdings would otherwise, but for the provisions of this Agreement, be permitted or required to offer or make pursuant to the provisions of the Holdings Certificate of Designations) are hereby expressly prohibited.

                  SECTION 6.3. LIENS. The Borrower and Holdings will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                           (i) Liens created under the Loan Documents; and

                           (ii) Permitted Encumbrances;

                           (iii) [intentionally omitted]; and

                           (iv) so long as the aggregate amount of any and all Indebtedness and other liabilities secured by any and all security interests and Liens described in the following clauses (A), (B) and (C) does not exceed $10,000,000 at any one time outstanding:

                           (A) any Lien on any property or asset owned by the
                  Borrower or a Borrower Subsidiary that was existing on such property or asset prior to the acquisition thereof by the Borrower or such Borrower Subsidiary or that was owned by any Person that becomes a Borrower Subsidiary after the date hereof prior to the time such Person became a Borrower Subsidiary, in each case if (i) such Lien was not created in contemplation of or in connection with such acquisition or such Person becoming a Borrower Subsidiary, as the case may be, (ii) such Lien is not enforceable against any other property or assets of the Borrower or any Borrower Subsidiary and (iii) such Lien secures only those obligations that it secures on the date of such acquisition or the date such Person becomes a Borrower Subsidiary, as the case may be;

                           (B) Any Capital Lease or purchase money Liens on
                  tangible fixed assets acquired, constructed or improved by the Borrower or any Borrower Subsidiary (1) securing purchase money Indebtedness not exceeding 100% of the cost of acquiring, constructing or improving such tangible fixed assets and (2) attaching solely to, and enforceable solely against, such assets; and

                           (C) Any Purchase Money Security Interest that (1)
                  attaches only to, and is enforceable only against, assets or Equity Interests acquired in a Permitted Acquisition and the proceeds thereof and replacements and substitutions therefor and (2) secures only the payment of Deferred Acquisition Consideration incurred in such Permitted Acquisition.

                  SECTION 6.4. FUNDAMENTAL CHANGES.

                  (a) MERGER; CONSOLIDATION; LIQUIDATION; DISSOLUTION. The Borrower and Holdings will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and after giving effect thereto no Default shall have occurred and be continuing, (i) any Borrower Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, and (ii) any Borrower Subsidiary may merge with any other Borrower Subsidiary in a transaction in which the surviving entity is a Borrower Subsidiary and a Loan Party, (iii) a newly-formed Wholly-Owned Subsidiary that has no assets except the purchase consideration and purchase rights for a Permitted Acquisition may merge with any Person that is being acquired in a Permitted Acquisition, if the surviving entity is a Borrower Subsidiary and a Loan Party, and (iv) any Borrower Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

                  (b) LINES OF BUSINESS. The Borrower will not, and will not permit any of the Borrower Subsidiaries to, engage to any material extent in any business other than businesses of the type acquired by the Borrower and such Borrower Subsidiaries in the Original Acquisition and businesses reasonably related thereto.

                  (c) ACTIVITIES OF HOLDINGS. Holdings will not own any assets other than all outstanding common stock of the Borrower or conduct any business or activity other than activities reasonably incidental to the ownership of such common stock.

                  SECTION 6.5. INVESTMENTS; ACQUISITIONS. The Borrower and Holdings will not, and will not permit any Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly-Owned Subsidiary prior to such merger) any Equity Interest in, Indebtedness of, or other securities (including any option, warrant or other right to acquire any of the foregoing) issued by, or make or permit to exist any loans or advances to, or Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                           (i) Intercompany loans permitted under Section 6.1(a)(iv);

                           (ii) Permitted Acquisitions;

                           (iii) Permitted Cash Investments;

                           (iv) Investments by Holdings in all outstanding common stock of the Borrower, if all outstanding common stock of the Borrower is held by the Administrative Agent in pledge pursuant to the Holdings Pledge and Security Agreement; and Investments by the Borrower in common stock of, or a Subsidiary Note issued by, any Borrower Subsidiary, if (i) such Borrower Subsidiary is a Wholly-Owned Subsidiary, (ii) such Borrower Subsidiary has become party to the Guaranty, Indemnity and Subordination Agreement and the Security Documents and (iii) such Investments are represented by Security Certificates or Subsidiary Notes that have been duly issued and are held by the Administrative Agent in pledge pursuant to the Borrower Pledge and Security Agreement;

                           (v) Investments in Partially-Owned Subsidiaries, if
         (A) after giving effect thereto such Partially-Owned Subsidiary would become a Wholly-Owned Borrower Subsidiary or (B) such Investment is a loan to such Partially-Owned Subsidiary (and such loan is evidenced by a Subsidiary Note duly executed by it, endorsed and delivered to the Administrative Agent in pledge as security for the Obligations and secured pursuant to the Subsidiary Pledge and Security Agreement) and, after giving effect to such loan, no Default has occurred and is continuing and the aggregate Unrecovered Investment in any and all Partially-Owned Subsidiaries does not exceed $20,000,000;

                           (vi) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                           (vii) Hedging Agreements permitted under Section 6.7; and

                           (viii) other Investments in an aggregate amount not to exceed $10,000,000 at any time outstanding.



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
                  SECTION 6.6. ASSET SALES. The Borrower and Holdings will not, and will not permit any Subsidiary to, sell, transfer, exchange lease or otherwise dispose of (collectively, "Transfer") any property or asset, or issue or permit to remain outstanding any Equity Interest in any Subsidiary other than common stock of the Borrower owned by Holdings and common stock of any Borrower Subsidiary owned by the Borrower or another Borrower Subsidiary, except:

                           (i) sales of inventory, used or surplus equipment and Permitted Cash Investments in the ordinary course of business;

                           (ii) Transfers to the Borrower or a Borrower
         Subsidiary that is a Wholly-Owned Subsidiary and that has become a party to the Guaranty, Indemnity and Subordination Agreement and the Security Documents;

                           (iii) Transfers, in the ordinary course of business, of the assets of one or more community newspapers or other revenue-producing assets or the Equity Interests in a Borrower Subsidiary that owns any such assets, if:

                  (A) such Transfer does not constitute a Transfer of less than the entire ownership interest in such assets or of fewer than all outstanding Equity Interests in such Borrower Subsidiary,

                  (B) such Transfer is made for fair value and either for a cash consideration or as Acquisition Consideration,

                  (C) the Attributable Revenues of all assets and Borrower Subsidiaries Transferred in all Transfers made in reliance on this clause (iii) during any period of 365 consecutive days, determined in each case for the four quarter period most recently ended prior to the Transfer, does not exceed 33% of Pro Forma Revenues for the most recent four-quarter period for which Pro Forma Revenues can then be determined, and

                  (D) if the sales price for the assets or Subsidiary sold in any such Transfer (or series of related Transfers) exceeds $10,000,000, then within five Business Days prior to making such Transfer, or entering into any agreement therefor that is not contingent upon such Transfer being permitted under this Agreement, the Borrower delivers to the Administrative Agent and Lenders a certificate signed by a Financial Officer of the Borrower demonstrating that, on a pro forma basis, after giving effect to such Transfer and any repayment of Loans committed to be made by the Borrower from the proceeds thereof, (1) the Borrower will be in compliance with the covenants set forth in Section 6.13 and Section 6.14 as of the last day of the fiscal quarter then most recently ended and (2) the Borrower can reasonably be expected to remain in compliance with such covenants through the Term B Maturity Date; and

                           (iv) other Transfers of assets having a fair value of
         (A) less than $1,000,000, in the case of any and all such Transfers made in any period of 365


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
         consecutive days and (B) less than $5,000,000, in the case of any and all such Transfers made at any time after the Original Effective Date.

                  SECTION 6.7. HEDGING AGREEMENTS. The Borrower and Holdings will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Borrower Subsidiary is exposed in the conduct of its business or the management of its liabilities.

                  SECTION 6.8. PAYMENT RESTRICTIONS.

                  (a) RESTRICTED PAYMENTS. The Borrower and Holdings will not, and will not permit any Subsidiary to, declare or make any Restricted Payment or directly or indirectly agree to pay or make, or be or become liable in respect of any obligation (contingent or otherwise) to make, any Restricted Payment, except that:

                           (i) Holdings may declare and pay dividends with respect to its capital stock payable solely in additional shares of like capital stock;

                           (ii) a Wholly-Owned Borrower Subsidiary may declare and pay dividends to the Borrower or to a Wholly-Owned Borrower Subsidiary; and, if no Default has occurred and is continuing or would result, a Partially-Owned Subsidiary may declare and pay dividends ratably to the holders of its equity securities;

                           (iii) the Borrower may pay regularly scheduled interest payments as and when due in respect of the Senior Subordinated Notes, if such payment is permitted at such time to be made under the subordination provisions of the Senior Subordinated Note Indenture;

                           (iv) if no Default has occurred and is continuing or would result, Holdings may (A) pay management fees in an amount not exceeding $1,500,000 in any year and in accordance with Section 2.1 of the Management Agreement, (B) pay management fees in accordance with
         Section 2.2 of the Management Agreement to the extent payable in connection with transactions otherwise permitted hereunder, and (c) reimburse LG&P for all reasonable out-of-pocket expenses in accordance with Section 2.3 of the Management Agreement and the Borrower may fund any such payment under the foregoing clauses (A), (B) or (C), at the time it is made, as a dividend or loan to Holdings; provided that any such loan to Holdings is evidenced by a Holdings Note held by the Administrative Agent in pledge pursuant to the Pledge and Security Agreements; provided further that all fees and reimbursements not paid due to the conditions specified in this Section 6.8(a)(iv) shall continue to accrue and may be paid when such Default or other event giving rise to non-payment no longer exists;



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
                           (v) if no Default has occurred and is continuing or would result, Holdings may repurchase Equity Interests in Holdings from any management employee of the Borrower or a Borrower Subsidiary upon termination of such employee's employment, if the aggregate purchase consideration for any and all such repurchases made in any fiscal year does not exceed the sum of $1,000,000 plus the aggregate Net Cash Proceeds received by Holdings in such fiscal year from the sale of Holdings' common stock to any and all such management employees plus the aggregate amount permitted to be paid out under this Section 6.8(a)(v) in any prior fiscal year (commencing with the fiscal year that includes the Original Effective Date) but not paid out in such fiscal year or in a subsequent fiscal year, and the Borrower may fund the payment of such purchase consideration, at the time it is paid, as a dividend or loan to Holdings; provided that any such loan to Holdings is evidenced by a Holdings Note held by the Administrative Agent in pledge pursuant to the Pledge and Security Agreements; and

                           (vi) Holdings may pay regularly scheduled cash interest payments as and when due in respect of the Discount Debentures and, if no Default has occurred and is continuing or would result, the Borrower may fund such payment, at the time it is paid, as a dividend or loan to Holdings in the amount of such interest then due; provided that any such loan to Holdings is evidenced by a Holdings Note held by the Administrative Agent in pledge pursuant to the Pledge and Security Agreements.

                  (b) PAYMENTS ON ACCOUNT OF INDEBTEDNESS. The Borrower and Holdings will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness (other than the Obligations), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness (other than the Obligations), except:

                           (i) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness other than the Senior Subordinated Notes and the Discount Debentures;

                           (ii) payment by the Borrower of regularly scheduled interest payments as and when due in respect of the Senior Subordinated Notes, if such payment is permitted at such time to be made under the subordination provisions of the Senior Subordinated Note Indenture;

                           (iii) payment by Holdings of regularly scheduled cash interest payments as and when due in respect of the Discount Debentures and, if no Default has occurred and is continuing or would result, the Borrower may fund such payment, at the time it is paid, as a dividend or loan to Holdings in the amount of such interest then due; and

                           (iv) prepayments of Indebtedness permitted under
         Section 6.1(a)(vii).

                  SECTION 6.9. TRANSACTIONS WITH AFFILIATES. The Borrower and Holdings will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of their respective Affiliates, except (a) transactions in the ordinary course of business that do not involve Holdings and are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and Borrower Subsidiaries that are Wholly-Owned Subsidiaries and are party to the Guaranty, Indemnity and Subordination Agreement and the Security Documents, (c) payments by the Borrower and the Borrower Subsidiaries in respect of Taxes attributable to the Borrower and the Borrower Subsidiaries, if such payments (i) are made directly to the taxing authority to which such Taxes are due, (ii) are made when such Taxes (or estimated tax payments in respect thereof) are due, and (iii) do not exceed the difference between (A) the amount of such Taxes that the Borrower and the Borrower Subsidiaries would be required pay to pay under a separate return, less (B) any and all deductions, credits and refunds in respect of such Taxes that are attributable to the accrual or payment of interest (or accretion or amortization of original issue discount) on the Discount Debentures or any other charges or losses of Holdings or that otherwise are claimed, taken or received by Holdings, (d) services provided under the Management Agreement and compensation therefor in amounts not exceeding $1,500,000 per year to the extent permitted under Section 6.8(a)(iv)(A) plus the amount of any payments permitted under Section 6.8(a)(iv)(B) and 6.8(a)(iv)(C).

                  SECTION 6.10. RESTRICTIVE AGREEMENTS. The Borrower and Holdings will not and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any member of Holdings Group to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any Borrower Subsidiary or to Guarantee Indebtedness of the Borrower or any Borrower Subsidiary or to transfer assets to or engage in any other transaction with the Borrower or any Borrower Subsidiary, except (i) restrictions and conditions imposed by law or by any Loan Document, (ii) restrictions and conditions imposed under the Senior Subordinated
Note Indenture or the Discount Debenture Indenture, (iii) customary restrictions and conditions contained in agreements relating to the sale of a Borrower Subsidiary pending such sale, if such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) restrictions or conditions upon the creation, incurrence or existence of a Lien that are imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) customary provisions in leases restricting the assignment or subleasing thereof.

                  SECTION 6.11. AMENDMENT OF CERTAIN DOCUMENTS. The Borrower and Holdings will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under any of the Equity Documents, the Management Agreement, the Original Asset Purchase Agreements, the Debt Issuance Documents, the Senior Subordinated Note Indenture, or the Discount Debenture Indenture, except changes that do not relate to or affect any of the Financing Transactions and are implemented after 30 days prior written notice to the Administrative Agent and Lenders, unless within such 30-day period the Borrower is advised by the Required Lenders that, in the reasonable opinion of the Required Lenders, such change would be adverse to the interests of the Lenders.

                  SECTION 6.12. CAPITAL EXPENDITURES. The Borrower and Holdings will not make any Capital Expenditures except (a) Permitted Acquisitions and (b) other Capital Expenditures made by the Borrower or a Borrower Subsidiary in an amount which, in the aggregate for all such other Capital Expenditures made by the Borrower and Borrower Subsidiaries, do not in any period of four fiscal quarters ending on the last day of any fiscal quarter, commencing March 31, 2000, exceed 4% of Pro Forma Revenues for such four-quarter period.

                  SECTION 6.13. MAXIMUM SENIOR LEVERAGE RATIO. The Borrower and Holdings will not permit the Senior Leverage Ratio to exceed (i) 3.25:1.0 as of the last day of any fiscal quarter in any fiscal year, during the period commencing March 31, 2000 and ending December 30, 2003, and (ii) 3.00:1.0 as of the last day of any fiscal quarter ending thereafter (including, without limitation, the last day of the fiscal quarter ending December 31, 2003).

                  SECTION 6.14. MINIMUM CASH INTEREST COVERAGE RATIO. The Borrower and Holdings will not permit the Cash Interest Coverage Ratio, determined as of the last day of any fiscal quarter in any fiscal year set forth below, commencing March 31, 2000, to be less than the ratio set forth opposite such year below:

         FISCAL QUARTER IN FISCAL YEAR ENDING 12/31 OF     MINIMUM RATIO
         ---------------------------------------------     -------------
                          2000                                  1.50
                          2001                                  1.65
                          2002                                  1.80
                          2003                                  1.60
                          2004                                  1.70
                          2005                                  2.00
                          2006                                  2.25
                          2007                                  2.25

                  SECTION 6.15. MAXIMUM OPCO LEVERAGE. At any time when the aggregate principal amount of Senior Debt exceeds the Senior Debt Trigger Amount, the Borrower and Holdings will not permit the "Leverage Ratio" (as defined in the Senior Subordinated Note Indenture) to exceed (i) 7.0 to 1.0 as of any day prior to January 1, 2001, (ii) 6.75 to 1.0 as of any day during the period from and including January 1, 2001 to and including July 31, 2003, and
(iii) 6.50 to 1.0 as of any day thereafter.

                  SECTION 6.16. MAXIMUM HOLDCO LEVERAGE. At any time when the aggregate principal amount of Senior Debt exceeds the Senior Debt Trigger Amount, the Borrower and Holdings will not permit the "Leverage Ratio" (as defined in the Discount Debenture Indenture) to exceed (i) 7.50 to 1.0 as of any day prior to January 1, 2001, (ii) 7.25 to 1.0 as of any day during the period from and including January 1, 2001 to and including July 31, 2003, and (iii) 7.0 to 1.0 as of any day thereafter.

                  SECTION 6.17. ADDITIONAL SUBSIDIARIES. The Borrower and Holdings will not, and will not permit any Subsidiary to, create any additional Subsidiary, unless such Subsidiary is a Borrower Subsidiary.

                  SECTION 6.18. LIBERTY SMC L.L.C. Any contrary provision of this Agreement or any other Loan Document notwithstanding, the Borrower may maintain its Investment in Liberty SMC, L.L.C., a Delaware limited liability company ("Liberty SMC") existing as of the Restatement Effective Date and Liberty SMC may make distributions provided for in its operating agreement as in effect on the date hereof but in each case only so long as the representations set forth below are true and complete and provided that unless and until the Borrower has complied with the provisions of Section 5.12 hereof with respect to Liberty SMC (it being understood and agreed that the Borrower need not comply with Section 5.12 with respect to Liberty SMC, and Liberty SMC shall not be required to execute the Guaranty, Indemnification and Subordination Agreement or the Guarantor Pledge and Security Agreement, in each case so long as the representations set forth below are true and complete), (i) Holdings and the Borrower shall not and shall not permit any of the Borrower Subsidiaries to (A) sell, lend, contribute or otherwise transfer any assets to or for the benefit of Liberty SMC, or (B) permit Liberty SMC to have any assets or liabilities (other than ownership of capital stock in Stockhouse Media Corp. owned as of April 5, 2000 (and any additional shares of such capital stock issued as dividends in respect of such shares) (such shares of such capital stock are referred to herein as the "Stockhouse Shares)" and other than liabilities, such as franchise tax obligations, required by law in connection with the maintenance of its limited liability company existence) or to engage in any business activities other than ownership of the Stockhouse Shares. At the time of contribution thereof, the aggregate fair market value of all assets invested in or otherwise transferred to Liberty SMC Holdings, the Borrower and the Borrower Subsidiaries does not exceed $500,000. Liberty SMC does not engage in any business activities other than the ownership of the Stockhouse Shares and activities directly incidental thereto.

                                  ARTICLE VII.
                               EVENTS OF DEFAULT

                  SECTION 7.1. EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur:

                  (a) FAILURE TO PAY PRINCIPAL OF LOAN OR REIMBURSEMENT OBLIGATION. The Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) FAILURE TO PAY INTEREST, FEES AND OTHER OBLIGATIONS. The Borrower shall fail to pay any interest on any Loan or any fee or any other Obligation (other than an amount referred to in Section 7.1(a)) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

                  (c) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made or deemed made by or on behalf of any member of the Holdings Group in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

                  (d) CERTAIN COVENANTS. The Borrower or Holdings shall fail to observe or perform any covenant or agreement contained in Section 5.2, 5.4 (with respect to the existence of the Borrower and Holdings) or 5.11 or in Article VI, except that if such failure arises from a non-consensual Lien created without the knowledge of, action by or consent of any Loan Party in violation of Section 6.3, then such failure shall not constitute an Event of Default unless such failure shall continue unremedied for 10 days after (i) notice thereof is given to the Borrower by any Agent or Lender or (ii) any Loan Party acknowledges such failure in writing;

                  (e) CERTAIN OTHER COVENANTS. The Borrower or Holdings shall fail to observe or perform any covenant or agreement contained in Section 5.1, 5.3, 5.7, 5.12, 5.13 or 5.14, and such failure shall continue unremedied for a period of 10 days after (i) notice thereof is given to the Borrower by any Agent or Lender or (ii) any Loan Party acknowledges such failure in writing;

                  (f) OTHER COVENANTS. Any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in Sections 7.1(a), 7.1(b), 7.1(d) or 7.1(e)), and such failure shall continue unremedied for a period of 30 days after (i) notice thereof is given to the Borrower by any Agent or Lender or (ii) any Loan Party acknowledges such failure in writing;

                  (g) FAILURE TO PAY OTHER INDEBTEDNESS. Any member of the Holdings Group shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein);

                  (h) DEFAULT AS TO OTHER INDEBTEDNESS. Any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

                  (i) INVOLUNTARY PROCEEDINGS. An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any member of the Holdings Group or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any member of the Holdings Group or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered or such member of the Holdings Group shall consent to such proceeding or petition or the entry of any such order or decree;

                  (j) VOLUNTARY PROCEEDINGS. Any member of the Holdings Group shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect,
(ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 7.1(i),
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any member of the Holdings Group or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (k) INABILITY TO PAY DEBTS. Any member of the Holdings Group shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (l) JUDGMENTS. One or more judgments for the payment of money in an aggregate amount in excess of $3,000,000 shall be rendered against any member of the Holdings Group or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any member of the Holdings Group to enforce any such judgment;

                  (m) ERISA. An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred and have not been satisfied, could reasonably be expected to result in liability of one or more members of the Holdings Group in an aggregate amount exceeding $3,000,000;

                  (n) REPUDIATION OR CONTEST OF OBLIGATIONS. Any Loan Party shall repudiate, disavow or purport to revoke any of its obligations under any Loan Document or shall commence or overtly threaten or join or acquiesce in any litigation seeking to invalidate or annul, or seeking any other relief from or as to, any of the provisions of any Loan Document on any ground; or any such litigation shall be commenced by any Person other than a Loan Party and shall not be dismissed within 60 days thereof;

                  (o) IMPAIRMENT OF COLLATERAL. Any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Administrative Agent's release and redelivery of any stock certificates, promissory notes or other instruments delivered to it in pledge under any of the Pledge and Security Agreements, or
(iii) as to Miscellaneous Unpledged Assets;

then, and in every such event (other than an event with respect to the Borrower or Holdings described in Section 7.1(i) or Section 7.1(j)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Revolving Commitments, and thereupon the Revolving Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower or Holdings described in Section 7.1(i) or Section 7.1(j), the Revolving Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                 ARTICLE VIII.
                            THE ADMINISTRATIVE AGENT
                                AND OTHER AGENTS

                  SECTION 8.1. APPOINTMENT OF AGENTS. Each of the Lenders and the Issuing Bank hereby (a) irrevocably appoints Citicorp USA as the Administrative Agent, DB Alex. Brown LLC, as Syndication Agent, Wells Fargo Bank, N.A. as Documentation Agent and

Bank of America, N.A. as Co-Agent (collectively, the "Agents") and (b) authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  SECTION 8.2. SAME RIGHTS AND POWERS. Each Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Original Transaction Party, any other party to any transactions contemplated hereby or any Subsidiary or other Affiliate of any of the foregoing as if it were not an Agent hereunder.

                  SECTION 8.3. NO DUTIES OR OBLIGATIONS; NOT LIABLE. The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.2), and (c) except as expressly set forth in the Loan Documents, no Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or Holdings or any of the Subsidiaries that is communicated to or obtained by such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.2) or in the absence of such Agent's own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document,
(v) the creation, enforceability, perfection, priority or sufficiency of any Lien, or (vi) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

                  SECTION 8.4. ENTITLED TO RELY. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and


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shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  SECTION 8.5. SUB-AGENTS; RELATED PARTIES. Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this
Article VIII shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

                  SECTION 8.6. RESIGNATION OF ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor to the Administrative Agent as provided in this Section 8.6, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent that shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed upon between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article VIII and Section 9.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  SECTION 8.7. CONCERNING THE COLLATERAL.

                  (a) SECURITY DOCUMENTS. Each of the Agents and Lenders authorizes and directs the Administrative Agent to enter into the Security Documents for the benefit of the Lenders and to perform all obligations of the Administrative Agent thereunder, including (without limitation) obligations to release Collateral. Each holder of Obligations agrees that any action taken by the Required Lenders (or, where required by the express terms of this Agreement, a greater or lesser proportion of the Lenders) in accordance with the provisions of this Agreement or the Security Documents, and the exercise by the Required Lenders (or, where so required, such greater or lesser proportion) of the powers set forth herein or therein,


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
together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the holders of Obligations.

                  (b) RELEASE OF LIENS. Each Lender hereby agrees that the Administrative Agent is authorized to release (and further agrees that it will, upon request of the Borrower or the Administrative Agent, confirm the Administrative Agent's authority to release, or direct the Administrative Agent to release) any Lien held by the Administrative Agent:

                           (i) against all of the Collateral, upon payment in full of the Obligations and expiration or termination of the obligations of the Lenders under this Agreement;

                           (ii) against any part of the Collateral sold or disposed of by the Borrower or any Borrower Subsidiary, if such sale or disposition is permitted by and is made in accordance with this Agreement (and the Administrative Agent is expressly authorized to rely on a certificate of the Borrower to such effect); and

                           (iii) against any Collateral which the Administrative Agent is required to release pursuant to the Security Documents or applicable law.

                  (c) NOT ACCOUNTABLE OR LIABLE. Neither the Administrative Agent nor any other Agent shall be accountable or liable for any release of Collateral which (i) the Administrative Agent in good faith believes is required or authorized under the Security Documents or any other Loan Document, or (ii) results from any failure to give, or delay in giving, any notice of termination of any rights of the Borrower pursuant to the Security Documents or any other Loan Document.



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                  SECTION 8.8. NO RELIANCE. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX.
                                 MISCELLANEOUS

                  SECTION 9.1. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                           (i) if to any member of the Holdings Group, to it at Liberty Group Operating, Inc., 3000 Dundee Road, Suite 203, Northbrook, Illinois 60062, Attention of Kenneth Serota (Telecopy No. 847-272-6244) with a copy to Liberty Group Publishing, Inc., 11111 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025, Attention of Gregory J. Annick (Telecopy No. 310-954-0404);

                           (ii) if to the Administrative Agent, to Citicorp USA, Inc., c/o Citibank Delaware, 2 Penn's Way, Suite 200, New Castle, DE 19720, Attention of Kent Leonard (Telecopy No. 302-894-6120), with a copy to Salomon Smith Barney Inc., 633 West Fifth Street, Suite 6300, Los Angeles, CA 90071, Attention of Michael Leyland (Telecopy No. 213-833-2381);

                           (iii) if to the Swingline Lender, to Citicorp USA, Inc., c/o Citibank Delaware, 2 Penn's Way, Suite 200, New Castle, DE 19720, Attention of Elizabeth Zecha (Telecopy No. 302-894-6120), with a copy to Salomon Barney Inc., 633 West Fifth Street, Suite 6300, Los Angeles, CA 90071, Attention of Michael Leyland (Telecopy No. 213-833-2381);

                           (iv) if to the Issuing Bank, to Citibank, N.A., 399 Park Avenue, New York, New York 10043, Attention of Kent Leonard (Telecopy No. 302-894-6120), with a copy to the Administrative Agent;

                           (v) if to the Syndication Agent, to DB Alex. Brown LLC - Syndication, 300 South Grand Avenue, 41st floor, Los Angeles, CA 90071, Attention of Keith Bernstein and Ester Ocampo (Telecopy No. 213-620-8484);



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
                           (vi) if to the Documentation Agent, to Wells Fargo Bank, N.A., 333 South Grand Avenue, ninth floor, Los Angeles, CA 90071, Attention of Delia Fance (Telecopy No. 213-628-9694);

                           (vii) if to the Co-Agent, to Bank of America, N.A., 675 Anton Boulevard, Second Floor, Costa Mesa, CA 92626 Attention of Deborah Miller (Telecopy No. 714-850-6586); and

                           (viii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 9.2. WAIVERS; AMENDMENTS.

                  (a) NO WAIVER; RIGHTS AND POWERS CUMULATIVE. No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 9.2(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Under no circumstances shall the making of a Loan or issuance of a Letter of Credit be construed as a waiver of any Default, regardless of whether the Agents, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) WRITING REQUIRED. Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, except that (i) no such agreement shall (A) increase the Revolving Commitments or the Term B Commitments without the written consent of each Lender, (B) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (C) postpone the scheduled date of payment of the


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
principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Revolving Commitment, without the written consent of each Lender directly affected thereby, (D) change 2.16(b) or Section 2.16(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (E) change any of the provisions of this Section 9.2 or the definition of the term "Required Lenders", "Required Revolving Lenders" or "Required Term B Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (F) release any Guarantor from its liability under the Guaranty, Indemnity and Subordination Agreement (except as expressly provided therein), or limit such liability, without the written consent of each Lender, (G) release all or substantially all of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, or (H) change any provision of Section 2.10 (or any definition that would have the effect of changing Section 2.10) in any manner that would affect the Revolving Lenders without the written consent of the Required Revolving Lenders, or (I) change any provision of Section 2.10 (or any definition that would have the effect of changing Section 2.10) in any manner that would affect the Term B Lenders without the written consent of the Required Term B Lenders; and (ii) no such agreement shall amend, modify or otherwise affect the rights or duties of any Agents, the Issuing Bank or the Swingline Lender without the prior written consent of such Agent, the Issuing Bank or the Swingline Lender, as the case may be.

                  SECTION 9.3. EXPENSES; INDEMNITY; DAMAGE WAIVER.

                  (a) EXPENSES. The Borrower and Holdings jointly and severally agree to pay (i) all reasonable and documented out-of-pocket expenses incurred by the Agents, the Arranger and their respective Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Agents and the Arranger, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Agents, the Arranger, the Issuing Bank or any Lender, including the reasonable and documented fees, charges and disbursements of any counsel for the Agents, the Issuing Bank or any Lender and any advisors, appraisers, consultants, or other professional engaged by them or by such counsel, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section 9.3, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit or during the pendency of any bankruptcy or insolvency proceeding.



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
                  (b) INDEMNITY. The Borrower and Holdings agree jointly and severally to defend and indemnify the Agents, the Arranger, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (all, collectively, "Indemnitees"), against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Original Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Original Transaction Party or any of the Subsidiaries, or any Environmental Liability related in any way to any Original Transaction Party or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, except only that no Indemnitee shall be indemnified hereunder if and to the extent that any such losses, claims, damages, liabilities or related expenses incurred or sustained by it are determined by final judgment of a court of competent jurisdiction to have resulted directly and primarily from the gross negligence or willful misconduct of such Indemnitee.

                  (c) PAYMENT BY LENDERS. To the extent that any Loan Party fails to pay any amount required to be paid by it to the Administrative Agent, the Issuing Bank or the Swingline Lender under Section 9.3(a) or Section 9.3(b), each Lender severally (and not jointly) agrees to pay to the Administrative Agent and each Revolving Lender severally (and not jointly) agrees to pay to the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought and based on each Lender's pro rata share (determined as set forth below) of the total Facilities (or of the Revolving Facilities only in the case of such payments to the Issuing Bank or the Swingline Lender)) of such unpaid amount, but (in each case) only if and to the extent that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, Issuing Bank or Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the Total Revolving Credit Exposures and unused Revolving Commitments, plus the Term B Commitments and Term B Loans at the time.

                  (d) WAIVER OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL AND PUNITIVE DAMAGES. The Borrower and Holdings will not assert, will cause each Subsidiary never to assert, and for themselves and each present and future Subsidiary and their respective Related Persons hereby forever waives, releases and agrees not to sue upon, any claim against any Indemnitee, on any theory of liability (whether based upon contract, or founded upon tort or any legal duty or otherwise), for and special, indirect, consequential damages and, to the fullest extent a claim for punitive damages is permitted to be waived by law for punitive damages arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Original Transactions, any Loan or Letter of Credit or the use of the proceeds thereof or any act, omission, claim, breach, wrongful conduct, or other occurrence or event in any respect relating hereto.

                  (e) PAYABLE UPON DEMAND. All amounts due under this Section
9.3 shall be payable promptly after written demand therefor.

                  SECTION 9.4. SUCCESSORS AND ASSIGNS.

                  (a) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that neither the Borrower nor Holdings may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) ASSIGNMENT BY LENDERS. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and/or its Term B Commitment and/or any Loans at the time owing to it), if (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment to a Related Fund, each of the Borrower and the Administrative Agent (and, with respect to any assignment of a Revolving Commitment, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment to a Related Fund or an assignment of the entire remaining amount of the assigning Lender's Revolving Commitment, Term B Commitment and Loans, the amount of the Revolving Commitment, Term B Commitment and Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or $1,000,000 in the case of an assignment of Term B Loans only) and shall be in $1,000,000 (or $250,000 in the case of Term B Loans only) increments in excess thereof unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of at least one of the Facilities under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (or $1,000 in the case of an assignment of Term B Loans only) except that no such fee shall be payable in connection with an assignment to a Related Fund, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Any consent of the Borrower otherwise required under this Section 9.4 shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to Section 9.4(d), from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.4(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.4(e).

                  (c) REGISTER. The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Loan Parties, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) ACCEPTANCE AND RECORDING OF ASSIGNMENT. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 9.4(b) and any written consent to such assignment required by Section 9.4(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 9.4(d).

                  (e) PARTICIPATIONS. Any Lender may, without the consent of the Borrower, the Agents, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and/or its Term B Commitment and any Loans owing to it), but in such event (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Agents, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described clause (i) in Section 9.2(b) that affects such Participant. Subject to Section 9.4(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.4(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 9.8 as though it were a Lender, if such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

                  (f) PARTICIPANT NOT ENTITLED TO A GREATER PAYMENT. A Participant shall not be entitled to receive any greater payment under Section
2.14 or Section 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless (i) the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender and (ii) such Participant is eligible for exemption from the withholding tax referred to therein, following compliance with Section 2.15(e).

                  (g) PLEDGE OR ASSIGNMENT AS SECURITY. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to a Trustee or to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest. No such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  SECTION 9.5. SURVIVAL. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long


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
as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.3 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.6. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Document and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, except any and all agreements relating to the fees and compensation payable to Citicorp USA or SSBI in connection with the Financing Transactions. Except as provided in
Section 3.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, including each Lender identified on the signature pages hereof, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.7. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.8. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this
Section 9.8 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

                  SECTION 9.9. GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS.

                  (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (b) CONSENT TO JURISDICTION. Each of the Borrower and Holdings hereby irrevocably and unconditionally submits, for itself and its property and for each other Loan Party and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agents, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or their properties in the courts of any jurisdiction.

                  (c) WAIVER OF OBJECTIONS TO VENUE. Each of the Borrower and Holdings hereby irrevocably and unconditionally waives, for itself and each other Loan Party, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 9.9(b) other than a court referred to in the last sentence thereof that is not referred to elsewhere therein. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) SERVICE OF PROCESS. Each of the Borrower and Holdings hereby irrevocably and unconditionally consents, for itself and each other Loan Party, to service of process in the manner provided for notices in Section 9.1. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

                  SECTION 9.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12. CONFIDENTIALITY. Each of the Agents, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section 9.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower, (h) to the extent such Information

(i) becomes publicly available other than as a result of a breach of this
Section 9.12 or (ii) becomes available to the Agents, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Holdings, (i) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.12), or (j) to the National Association of Insurance Commissioners or any similar organization or any rating agency. For the purposes of this Section 9.12, the term "Information" means all information received from the Holdings Group relating to the or its business, other than any such information that is available to the Agents, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Holdings Group, but, in the case of information received from the Holdings Group after the date hereof, only if such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 9.13. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and-Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                         LIBERTY GROUP OPERATING, INC.
                                         By:  /s/  Kevin O'Shea
                                            ---------------------------------
                                            Name:  Kevin O'Shea
                                            Title:


                                         LIBERTY GROUP PUBLISHING, INC.
                                         By: /s/  Kevin O'Shea
                                            ----------------------------------
                                            Name:  Kevin O'Shea
                                            Title:


                                         CITICORP USA, INC.
                                         By: /s/  David J. Wirdnam
                                            ----------------------------------
                                            Name:  David J. Wirdnam
                                            Title: Attorney-In-Fact

                                         CITIBANK, N.A.
                                         By: /s/  David J. Wirdnam
                                            ----------------------------------
                                            Name:  David J. Wirdnam
                                            Title: Director






SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         DB ALEX. BROWN LLC, as Syndication
                                         Agent


                                         By: /s/  Anthony C. Hass
                                            ----------------------------------
                                            Name:  Anthony C. Hass
                                            Title: Managing Director




SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         BANKERS TRUST COMPANY, as a Lender


                                         By: /s/  Mary Jo Jolly
                                            ----------------------------------
                                            Name:  Mary Jo Jolly
                                            Title: Assistant Vice-President




SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         WELLS FARGO BANK, N.A., as
                                         Documentation Agent and as a Lender


                                         By: /s/  Kevin McKhann
                                            ----------------------------------
                                            Name:  Kevin McKhann
                                            Title: Vice President




SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         BANK OF AMERICA, N.A., as Co-Agent
                                         and as a Lender


                                         By: /s/  George V. Hausler
                                            ----------------------------------
                                            Name:  George V. Hausler
                                            Title: Principal




SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         THE CHASE MANHATTAN BANK, as a Lender


                                         By:  /s/  Bruce E. Langenkamp
                                            ----------------------------------
                                            Name:  Bruce E. Langenkamp
                                            Title: Vice President






SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         U.S. BANK NATIONAL ASSOCIATION, as a
                                         Lender


                                         By:  /s/  Kurt D. Egerton
                                            ----------------------------------
                                            Name:  Kurt D. Egerton
                                            Title: Senior Vice President





SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         THE PROVIDENT BANK, as a Lender


                                         By:  /s/  Thomas W. Doe
                                            ----------------------------------
                                            Name:  Thomas W. Doe
                                            Title: Vice President





SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         SUNTRUST BANK, CENTRAL FLORIDA, N.A.,
                                         as a Lender


                                         By:  /s/  W. David Wisdom
                                            ----------------------------------
                                            Name:  W. David Wisdom
                                            Title: Vice President





SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         NATIONAL CITY BANK OF
                                         MICHIGAN/ILLINOIS, as a Lender


                                         By:  /s/  Richard H. Ault
                                            ----------------------------------
                                            Name:   Richard H. Ault
                                            Title:  Vice President









SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         MERRILL LYNCH SENIOR FLOATING
                                         RATE FUND, INC., as a Lender


                                         By:  /s/  Joseph Matteo
                                            ----------------------------------
                                            Name:  Joseph Matteo
                                            Title: Authorized Signatory





SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         MERRILL LYNCH SENIOR FLOATING
                                         RATE FUND II, INC., as a Lender


                                         By:  /s/  Joseph Matteo
                                            ----------------------------------
                                            Name:  Joseph Matteo
                                            Title: Authorized Signatory








SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         KZH SOLEIL LLC, as a Lender


                                         By:  /s/  Peter Chin
                                            ----------------------------------
                                            Name:  Peter Chin
                                            Title: Authorized Agent







SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         KZH SOLEIL-2 LLC, as a Lender


                                         By:  /s/  Peter Chin
                                            ----------------------------------
                                            Name:  Peter Chin
                                            Title: Authorized Agent






SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

                                         GALAXY CLO 1999-1, LTD., as a Lender


                                         By: SAI INVESTMENT ADVISER, INC.,
                                             its Collateral Manager

                                             Name:  /s/  Sabur Moin
                                                  -----------------------------
                                             Title: Authorized Signatory








SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT